UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-08738

                         ATLANTIC WHITEHALL FUNDS TRUST
    ----------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                        50 Rockefeller Plaza, 15th Floor
                               NEW YORK, NY 10020
    ----------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Gabrielle Bailey
                    Atlantic Trust Private Wealth Management
                        50 Rockefeller Plaza, 15th Floor
                               NEW YORK, NY 10020
    ----------------------------------------------------------------------
                     (Name and address of agent for service)

       registrant's telephone number, including area code: (212) 655-7022
                                                          -----------------
                      Date of fiscal year end: NOVEMBER 30
                                              --------------------
                     Date of reporting period: MAY 31, 2007
                                              --------------------
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

                                           ------------------------
                                           ATLANTIC WHITEHALL FUNDS



Atlantic Whitehall Growth Fund
Atlantic Whitehall Mid-Cap Growth Fund
Atlantic Whitehall Multi-Cap Global Value Fund
Atlantic Whitehall International Fund
Atlantic Whitehall Equity Income Fund

Atlantic Whitehall Funds Trust
Semi-Annual Report
May 31, 2007

This report is for the information of the shareholders of Atlantic Whitehall Funds Trust. Its use in connection with any offering of the Trust's shares is authorized only in the case of a concurrent or prior delivery of the Trust's current prospectus.

                        ATLANTIC WHITEHALL FUNDS TRUST
--------------------------------------------------------------------------------

Dear Shareholder:

MARKET REVIEW

Major U.S. stock market indexes rose significantly during this six-month reporting period ended May 31, 2007, as evidenced by the Standard & Poor's 500 Stock Index (the "S&P 500 Index") which was up 10.29%. The period was lead by strong underlying economic fundamentals: jobs are still being created, growth in corporate profits is still trending up, unemployment is still low, merger and acquisition activity is still strong, and the "virtuous circle" of globalization remains an extremely positive macro theme. While the Federal Reserve Board (the "Fed") did reiterate concerns about inflation and is maintaining vigilance on price stability, the Fed has left rates unchanged. It is important to note that we believe the conditions that have produced four consecutive years of double-digit earnings growth are now behind us and, as a result, we are forecasting that earnings for 2007 will likely rise by single-digits, perhaps around 8%.

It is also interesting to note that even though stock prices have increased substantially during the past several years--actually having risen by over 83% since the October 2002 low--earnings have gone up even more. As a result, the 12 months forward earnings multiple has declined from about 18x at the end of 2003 to about 14.5x currently. Moreover, we believe that it is noteworthy that this decline in multiples has occurred even though long-term interest rates and inflation are still toward the low end of their average levels for the past five decades and that neither seems likely to break out of its recent range anytime soon. In addition, taxes on investment income (i.e. dividends and realized long-term capital gains) remain at their lowest level in 65 years so that investors can keep a larger share of their pretax returns.

Overall, assuming that the investment environment remains generally positive as we expect, reflecting the scenario described above, there would seem to be a reasonable chance of some upward revision in multiples during the next year or two, instead of a further decline. If so, this means that the market could provide even more favorable returns to equity investors.

FUND NEWS

On December 1, 2006 the Atlantic Whitehall Funds received the assets and liabilities of various Common Trust Funds ("CTFs") for which Atlantic Trust Company, N.A., an affiliate of the adviser to the mutual funds, served as trustee and adviser to the CTFs. The transfer resulted in $752 million of additional assets to the Atlantic Whitehall Funds, bringing the fund assets to approximately $1.2 billion at the time of transfer. The successful completion of this asset conversion brings important scale to our fund business and will benefit our shareholders through lower fund expense ratios.

On January 22, 2007, Patricia Bannan was added to the Atlantic Whitehall Growth Fund team as a lead portfolio manager. Ms. Bannan is a Managing Director and Senior Investment Manager with over 20 years of investment experience managing institutional and mutual fund equity portfolios. We are very pleased to add her leadership and experience to our strong investment team.

The following pages present a discussion from the portfolio managers on each fund. We hope you find this information helpful.

As always, we appreciate your confidence in Atlantic Whitehall Funds, and you can be sure of our continued commitment to do the best we can to help you pursue your long-term financial goals.

Respectfully,

/S/ JEFFREY THOMAS
Jeffrey Thomas
President
Atlantic Whitehall Funds

MANAGEMENT'S DISCUSSION AND ANALYSIS
ATLANTIC WHITEHALL FUNDS TRUST
--------------------------------------------------------------------------------


ATLANTIC WHITEHALL GROWTH FUND

The Atlantic Whitehall Growth Fund (the "Growth Fund") had a good period, returning 8.42% and 8.26% for the Institutional Class and Distributor Class, respectively, for the six-month period ended May 31, 2007. This compared to the Russell 1000 Growth Index and S&P 500 Index, which returned 10.15% and 10.29%, respectively, for the same timeframe. Funds and Indices with growth oriented styles seem to be gaining momentum on a year-to-date basis. The Russell 1000 Growth Index total return now exceeds the Russell 1000 Value Index, year-to-date as of May 31, 2007. Growth stocks remained resilient for the period, as inflationary pressures, higher implied volatility, and reduced earnings expectations all served as economic headwinds for the period.

Through the last 6 months, the Growth Fund has moved closer to the Russell 1000 Growth Index in terms of market capitalization and style. Accordingly, the benchmark index for the Growth Fund was changed from the S&P 500 Index to the Russell 1000 Growth Index. This change was recommended by the Growth Fund's Adviser to the Board. The changes have proved beneficial thus far, as performance has benefited from a number of portfolio changes. During the period we have either trimmed or sold some of the larger and more visible names such as Sallie Mae, Marriot International, Inc., Cisco Systems, Inc., Amgen, Inc., United Health Group, Inc., Procter & Gamble Co., AIG, EMC Corp., and Home Depot, Inc. Also within that timeframe, CVS Corp had acquired Caremark RX and was subsequently trimmed. In repositioning the Growth Fund we opened or added to positions in such names with smaller capitalizations such as Intercontinental Exchange, Inc., Fluor Corp., Nordstrom, Inc., and Network Appliance, Inc. We also opened or added positions in larger names with more growth catalysts such as Qualcomm, Inc., Boeing Co., Weatherford International Ltd, Hewlett-Packard Co. and PepsiCo, Inc. These changes are consistent with our style of investing in high-quality large-capitalization companies, but reflect our belief that expanding our holdings to a broader capitalization range within the large-cap universe will present greater investment opportunities for the Fund.

Performance drivers were lead by our overweight allocations to sectors out-performing the Index, such as Financials, Utilities and Health Care positions, which added 28, 28 and 14 basis points in relative value, respectively. The best performers within the sectors were Goldman Sachs Group, Inc., Constellation Energy Group, Inc. and Stryker Corp. which gained 18.9%, 35.2% and 30.3%, respectively. Also of note, the Fund benefited from M&A market activity, as larger names such as Caremark RX and Sallie Mae appreciated 38.2% and 23.3% for the period, respectively. CVS purchased Caremark RX after a long bidding period while Sallie Mae had become a candidate for privatization from a conglomeration of purchasers.

Detractors from performance were found in names such as Praxair, Inc., United Parcel Service, Inc. (UPS) and Best Buy Co., Inc. These positions contributed in costing the Fund relative returns in Materials, Industrials and Consumer Discretionary by 25, 46 and 93 basis points, respectively.

On December 1, 2006, the Growth Fund received the assets and liabilities of two Common Trust Funds totaling $72.9 million. The Growth Fund and the Common Trust Funds were managed in the same investment style. Therefore, there was no material change to the portfolio holdings or sector allocations of the Fund, as most existing security positions held by the Growth Fund simply increased as a result of this transfer. Following the transfer, the Growth Fund held $124.9 million in total assets.

We thank you for your investment in Atlantic Whitehall Growth Fund.

                                DISTRIBUTOR CLASS
                                GROWTH OF $10,000

                               [GRAPHIC OMMITTED]
                      EDGAR REPRESENTATION OF DATA POINTS

        Atlantic Whitehall
           Growth Fund,            S&P 500               Russell 1000
         Distributor Class          Index                Growth Index
Feb-95      $10,000.00             $10,000.00            $10,000.00
Nov-95      $12,970.00             $13,153.00            $13,354.00
Nov-96      $16,162.00             $16,816.00            $16,866.00
Nov-97      $20,151.00             $21,609.00            $21,338.00
Nov-98      $23,751.00             $26,726.00            $27,453.00
Nov-99      $34,317.00             $32,309.00            $36,098.00
Nov-00      $34,991.00             $30,942.00            $31,926.00
Nov-01      $31,966.00             $27,164.00            $24,648.00
Nov-02      $25,375.00             $22,679.00            $19,059.00
Nov-03      $29,270.00             $26,099.00            $22,251.00
Nov-04      $29,026.00             $29,453.00            $23,547.00
Nov-05      $31,113.00             $31,939.00            $25,839.00
Nov-06      $32,255.00             $36,480.00            $28,001.00
may-07      $34,920.00             $40,234.00            $30,839.00

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN DISTRIBUTOR CLASS SHARES OF THE FUND ON ITS INCEPTION DATE TO A HYPOTHETICAL $10,000 INVESTMENT MADE IN THE INDICES FOR THAT FUND (S&P 500 AND RUSSELL 1000 GROWTH) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.


--------------------------------------------------------------------------------
                         ATLANTIC WHITEHALL GROWTH FUND
                                DISTRIBUTOR CLASS
                           AVERAGE ANNUAL TOTAL RETURN
                               AS OF MAY 31, 2007*
--------------------------------------------------------------------------------
6 MONTHS**              1 YEAR                5 YEAR              10 YEAR
--------------------------------------------------------------------------------
   8.26%                16.75%                 3.94%               7.04%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                         ATLANTIC WHITEHALL GROWTH FUND
                               INSTITUTIONAL CLASS
                           AVERAGE ANNUAL TOTAL RETURN
                               AS OF MAY 31, 2007*
--------------------------------------------------------------------------------
                                                              SINCE INCEPTION
6 MONTHS**              1 YEAR                5 YEAR            (08/20/03)
--------------------------------------------------------------------------------
   8.42%***             17.02%                   N/A               6.72%
--------------------------------------------------------------------------------

* WITHOUT CERTAIN FEE WAIVERS/REIMBURSEMENTS, RETURNS WOULD HAVE BEEN LOWER. ** NOT ANNUALIZED.
*** CERTAIN WAIVERS/REIMBURSEMENTS MADE BY THE ADVISER ARE SUBJECT TO
    RECOUPMENT. SEE NOTE 3 TO THE NOTES TO FINANCIAL STATEMENTS.


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL THE ATLANTIC WHITEHALL FUNDS INFORMATION LINE AT
800-994-2533. THE TABLES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES. THE CURRENT GROSS EXPENSE RATIO FOR THE FUND'S DISTRIBUTOR CLASS AND INSTITUTIONAL CLASS IS 1.33% AND 1.08%, RESPECTIVELY.

MANAGEMENT'S DISCUSSION AND ANALYSIS
ATLANTIC WHITEHALL FUNDS TRUST
--------------------------------------------------------------------------------
ATLANTIC WHITEHALL MID-CAP GROWTH FUND

The Atlantic Whitehall Mid-Cap Growth Fund, Institutional Class, performed essentially in-line with the benchmark through six-month period ended May 31, 2007. The fund returned 11.47% for the period as compared to the Russell Mid Cap Growth Index, which returned 11.91% for the same period.

Mid-Cap Growth stocks performed very well during the period as our commitment to quality Growth Stocks has proven valuable in driving performance. In a decreasing earnings environment, our focus on allocation to quality, long-term stories proved beneficial as increased revisions helped to contribute value-added returns.

To stay within the mandate to hold quality companies, we trimmed or sold companies with deteriorating or slowing growth characteristics such as Arch Coal, Inc., Whole Foods Market, Inc., Jabil Circuit, Inc., Corporate Executive Board Co., and ATMI, Inc. We redeployed to better names with more quality growth characteristics such as CB Richard Ellis Group, Inc., Hansen Natural Corp., Textron, Inc., BE Aerospace, Inc., Akamai Technologies, Inc. and Cephalon, Inc. Also, there were several take-out candidates within the fund. Companies such as Caremark Rx, Inc., WebEx Communications, Inc. and Hyperion Solutions Corp. had all been taken over by larger corporations throughout the period.

Nearly all of the value-added for the period derived from overweight allocations in two of the more salient sectors, Health Care and Technology. Stock selection was the primary driver in both sectors. The overweight position in Health Care outperformed similar benchmark holdings by 10.5% and added nearly 2% in relative value. Within Technology, our position in Semiconductors & Equipment was additive to excess returns, adding 100 basis points, primarily due to stock selection. The relative performance in Semiconductors accounted for nearly 50% of the relative upside in Technology.

Conversely, some of the detractors to performance were experienced in weaker names within Industrials, Financials, Energy and Materials. These sectors cost the Fund 97, 61, 36 and 32 basis points in relative value, respectively.

On December 1, 2006, the Mid-Cap Growth Fund received the assets and liabilities of two Common Trust Funds totaling $401.3 million. The Mid-Cap Growth Fund and the Common Trust Funds were managed in the same investment style. Therefore, there was no material change to the portfolio holdings or sector allocations of the Fund, as most existing security positions held by the Mid-Cap Growth Fund simply increased as a result of this transfer. Following the transfer, the Mid-Cap Growth Fund held $516.3 million in total assets.

Thank you for your trust and confidence.

                                GROWTH OF $10,000

                               [GRAPHIC OMMITTED]
                      EDGAR REPRESENTATION OF DATA POINTS

        Atlantic Whitehall
        Mid-Cap Growth Fund,          Russell 1000
        Institutional Class       Mid-Cap Growth Index
Mar-04     $10,000.00                  $10,000.00
Nov-04     $10,650.00                  $10,491.00
Nov-05     $11,690.00                  $12,190.00
Nov-06     $12,640.00                  $13,760.00
may-07     $14,090.00                  $15,399.00


THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO A HYPOTHETICAL $10,000 INVESTMENT MADE IN THE INDEX FOR THAT FUND (RUSSELL MID-CAP GROWTH INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

--------------------------------------------------------------------------------
                     ATLANTIC WHITEHALL MID-CAP GROWTH FUND
                               INSTITUTIONAL CLASS
                                  TOTAL RETURN
                               AS OF MAY 31, 2007*
--------------------------------------------------------------------------------
                                                      SINCE INCEPTION
  6 MONTHS**            1 YEAR        5 YEAR            (03/01/04)
--------------------------------------------------------------------------------
   11.47%               19.20%         N/A                11.13%
--------------------------------------------------------------------------------

* WITHOUT CERTAIN FEE WAIVERS/REIMBURSEMENTS, RETURNS WOULD HAVE BEEN LOWER. ** NOT ANNUALIZED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL THE ATLANTIC WHITEHALL FUNDS INFORMATION LINE AT 800-994-2533. THE FUND INVESTS IN MID-SIZED COMPANIES WHICH MAY INVOLVE GREATER RISK AND MORE ABRUPT PRICE FLUCTUATIONS THAN INVESTMENTS MADE IN LARGER COMPANIES. THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES. THE CURRENT GROSS EXPENSE RATIO FOR THE FUND'S INSTITUTIONAL CLASS IS 0.98%.

MANAGEMENT'S DISCUSSION AND ANALYSIS
ATLANTIC WHITEHALL FUNDS TRUST
--------------------------------------------------------------------------------
ATLANTIC WHITEHALL MULTI-CAP GLOBAL VALUE FUND

Atlantic Whitehall Multi-Cap Global Value Fund, Institutional Class, returned 18.80% during the six-month period ended May 31, 2007. The MSCI World Index returned 12.25% during the same period.

The Fund is not managed to mirror the MSCI World Index in terms of sector and country allocation. However, if one were to attribute the Fund's out-performance relative to its benchmark index during the period, consumer discretionary and industrials were the industry sectors in which the Fund had the best relative performance. U.K., Mexico and Netherlands were the countries where the Fund's exposure resulted in the strong out-performance against the benchmark index.

The Fund also achieved some benefit from the impact of currency fluctuations during the period, as the U.S. dollar weakened against most currencies.

Among the major contributors to Fund performance were Nokian Renkaat Oyj, Reed Elsevier PLC and Vedior N.V. Based in Finland, Nokian Renkaat Oyj is the largest manufacturer of winter and summer replacement tires in the Nordic countries; and one of the most profitable tire companies in the world. Over the past few years, it has been growing rapidly in Eastern Europe and particularly Russia. Nokian Renkaat Oyj has a sustainable competitive advantage over its competitors due to its niche market focus, constant renewal of its product selection, ownership of a distribution chain and a strong and unique corporate culture. The management team at Nokian Renkaat Oyj has a good track record of acting in the best interest of its shareholders by allocating capital rationally to grow the company in the long term.

There were a number of buy and sell activities in the Fund during the period. In general, these activities were primarily driven by our discipline of constantly upgrading the growth prospect of the overall portfolio, by replacing the less attractive business ideas with more attractive ones that are expected to provide higher long-term returns.

There were five new purchases during the period. Among them were Novartis AG and American Express Co. Switzerland's Novartis AG is one of the world's largest pharmaceutical companies. We believe the company's management is the best in the industry, there is minimal threat to its proprietary patent portfolio and the value of its generic business (the world's largest) is not being fully recognized. With respect to American Express Co., we sold the Fund's position in it due to valuations about a year ago after owning it since the Fund's inception in March 2004. Market concern on U.S. consumer spending provided us with the opportunity to establish a position in American Express Co. again as valuation contracted due to lower share prices and higher earnings. We have known American Express Co. for many years and we believe that its growth prospects will remain strong over the long term.

The Fund sold Sigma-Aldrich Corp., Clear Channel Communications Inc., CheckFree Corp., BorgWarner Inc. and American Power Conversion Corp. (APCC) during the period. APCC was sold due to a takeover, and the rest were sold due to high valuations.

Consistent with our investment approach, we will continue to manage the Fund by applying proprietary insights, patience, margin of safety, extensive research and analytical ability to help build wealth for the long term. We will continue to focus our attention on businesses that have a proven ability to consistently earn a rate of return in excess of their cost of capital, and possess defendable barriers to entry, solid management teams and superior long-term growth opportunities. Furthermore, we are willing to build positions in these businesses when there is a material amount of short-term skepticism surrounding the opportunity.

In a market that continues to be increasingly focused on short-term results and "consensus" investing, we continue to firmly believe that investors who can think in terms of longer time periods, such as three to five years, should stand to benefit. As always, we continually strive to upgrade the quality of your portfolio with the long term in mind.

We value your continued support and confidence and thank you for choosing to invest with us.

                                GROWTH OF $10,000

                               [GRAPHIC OMMITTED]
                      EDGAR REPRESENTATION OF DATA POINTS

           Atlantic Whitehall
        Multi-Cap Global Value Fund,           MSCI World
           Institutional Class                   Index
Mar-04         $10,000.00                     $10,000.00
Nov-04         $10,400.00                     $10,696.00
Nov-05         $11,327.00                     $11,894.00
Nov-06         $14,473.00                     $14,307.00
may-07         $17,194.00                     $16,060.00



THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO A HYPOTHETICAL $10,000 INVESTMENT MADE IN THE INDEX FOR THAT FUND (MSCI WORLD INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

--------------------------------------------------------------------------------
                 ATLANTIC WHITEHALL MULTI-CAP GLOBAL VALUE FUND
                               INSTITUTIONAL CLASS
                                  TOTAL RETURN
                               AS OF MAY 31, 2007*
--------------------------------------------------------------------------------
                                                 SINCE INCEPTION
   6 MONTHS**            1 YEAR     5 YEAR         (03/01/04)
--------------------------------------------------------------------------------
   18.80%***             36.50%      N/A             18.15%
--------------------------------------------------------------------------------

*    WITHOUT CERTAIN FEE WAIVERS/REIMBURSEMENTS, RETURNS WOULD HAVE BEEN LOWER.
**   NOT ANNUALIZED.
*** CERTAIN WAIVERS/REIMBURSEMENTS MADE BY THE ADVISER ARE SUBJECT TO RECOUPMENT. SEE NOTE 3 TO THE NOTES TO FINANCIAL STATEMENTS.


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL THE ATLANTIC WHITEHALL FUNDS INFORMATION LINE AT 800-994-2533. THE FUND IS SUBJECT TO RISKS OF INTERNATIONAL INVESTING. THE RISKS OF INTERNATIONAL INVESTING INCLUDE BUT ARE NOT LIMITED TO CURRENCY EXCHANGE RATE VOLATILITY, POLITICAL, SOCIAL OR ECONOMIC INSTABILITY, AND DIFFERENCES IN TAXATION, AUDITING AND OTHER FINANCIAL PRACTICES. THE FUND INVESTS IN EMERGING MARKET SECURITIES THAT PRESENT EVEN GREATER EXPOSURE TO THESE SAME RISKS. STOCK MARKETS IN EMERGING MARKET COUNTRIES ALSO TEND TO BE MUCH MORE VOLATILE DUE TO THEIR RELATIVE IMMATURITY AND PERIODS OF INSTABILITY. THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES. THE CURRENT GROSS EXPENSE RATIO FOR THE FUND'S INSTITUTIONAL CLASS IS 1.16%.

MANAGEMENT'S DISCUSSION AND ANALYSIS
ATLANTIC WHITEHALL FUNDS TRUST
--------------------------------------------------------------------------------
ATLANTIC WHITEHALL INTERNATIONAL FUND

The Atlantic Whitehall International Fund, Institutional Class, returned 12.26% for the six-month period ended May 31, 2007. As a comparison, the MSCI EAFE IX ND Index returned 14.08% over the same period.

International markets proved resilient over the past six-months providing investors steady and double-digit returns during the period. Despite higher interest rates from key central banks around the world, investor sentiment remained strong, buoyed by rising commodity prices and record levels of M&A activity. Interest in riskier assets, such as emerging markets, remained high. Against this backdrop, the Atlantic Whitehall International Fund lagged the benchmark slightly during the period. Our stock selection methodology, which favors companies with proven financial strength, has contributed significantly to out-performance over the long-term, but has faced a difficult market climate recently on a relative basis.

Stock selection contributed noticeably to relative performance in Japan, as did an underweight allocation, as this market lagged the benchmark. Positions within specific non-index markets, such as Mexico, China and Canada, also proved beneficial due to the relative strength of these areas. Weak stock selection within the Netherlands however, negatively impacted relative performance, while underweight allocations to Germany and Australia also detracted. From a sector perspective, our holdings in the Consumer Discretionary and Information Technology groups proved beneficial, but were offset by weak performance from the Industrials sector.

Looking forward, we believe a degree of caution is warranted regarding equity markets, notwithstanding the current strength. Although the overall global economic backdrop is fairly healthy, questions remain regarding economic growth in the United States, particularly related to the housing market, sub-prime mortgage concerns and rising energy prices. From a relative valuation standpoint, non-US stocks continue to look more attractive than domestic equities, in spite of the favorable relative performance in recent years. On a final note, we are increasingly optimistic that the market focus will shift again in favor of the higher quality, stable attributes sought in our stock selection methodology.

                                GROWTH OF $10,000

                               [GRAPHIC OMMITTED]
                      EDGAR REPRESENTATION OF DATA POINTS

           Atlantic Whitehall
            International Fund,            MSCI EAFE
           Institutional Class               Index
09-05-03      $10,000.00                  $10,000.00
Nov-03        $10,550.00                  $11,194.00
Nov-04        $13,069.00                  $13,902.00
Nov-05        $14,371.00                  $15,742.00
Nov-06        $18,260.00                  $20,182.00
may-07        $20,499.00                  $23,024.00

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO A HYPOTHETICAL $10,000 INVESTMENT MADE IN THE INDEX FOR THAT FUND (MSCI EAFE INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

--------------------------------------------------------------------------------
                      ATLANTIC WHITEHALL INTERNATIONAL FUND
                               INSTITUTIONAL CLASS
                                  TOTAL RETURN
                               AS OF MAY 31, 2007*
--------------------------------------------------------------------------------
                                                     SINCE INCEPTION
     6 MONTHS**           1 YEAR        5 YEAR         (09/05/03)
--------------------------------------------------------------------------------
       12.26%***          23.59%          N/A             21.16%
--------------------------------------------------------------------------------

* WITHOUT CERTAIN FEE WAIVERS/REIMBURSEMENTS, RETURNS WOULD HAVE BEEN LOWER. ** NOT ANNUALIZED.
*** CERTAIN WAIVERS/REIMBURSEMENTS MADE BY THE ADVISER ARE SUBJECT TO
    RECOUPMENT. SEE NOTE 3 TO THE NOTES TO FINANCIAL STATEMENTS.


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL THE ATLANTIC WHITEHALL FUNDS INFORMATION LINE AT 800-994-2533. THE FUND IS SUBJECT TO RISKS OF INTERNATIONAL INVESTING. THE RISKS OF INTERNATIONAL INVESTING INCLUDE BUT ARE NOT LIMITED TO CURRENCY EXCHANGE RATE VOLATILITY, POLITICAL, SOCIAL OR ECONOMIC INSTABILITY, AND DIFFERENCES IN TAXATION, AUDITING AND OTHER FINANCIAL PRACTICES. THE FUND INVESTS IN EMERGING MARKET SECURITIES THAT PRESENT EVEN GREATER EXPOSURE TO THESE SAME RISKS. STOCK MARKETS IN EMERGING MARKET COUNTRIES ALSO TEND TO BE MUCH MORE VOLATILE DUE TO THEIR RELATIVE IMMATURITY AND PERIODS OF INSTABILITY. THE TABLE DOES NOT REFLECT THE DEDUCTIONS OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES. THE CURRENT GROSS EXPENSE RATIO FOR THE FUND'S INSTITUTIONAL CLASS IS 1.36%.

MANAGEMENT'S DISCUSSION AND ANALYSIS
ATLANTIC WHITEHALL FUNDS TRUST
--------------------------------------------------------------------------------
ATLANTIC WHITEHALL EQUITY INCOME FUND

The Atlantic Whitehall Equity Income Fund, Institutional Class, was a strong performer through the six-month period ending May 31, 2007. The fund returned 12.41% for the period as compared to the S&P 500 Index which returned 10.29% for the same period.

Although losing momentum on a year-to-date basis, value indices have still performed well, appreciating nearly 8.8% through May 31st, which was in-line with the S&P 500 Index total return of 8.8% for the period ending May 31, 2007. Although stocks in both the Fund and benchmark predominantly returned positively for the period, economic headwinds seemed to have a larger effect on the indices with higher yield characteristics and higher market capitalizations. As with other indices, the backdrop of inflationary pressures and increased bond yields all served as impediments to performance year-to-date. The Fund's commitment to free cash flow metrics has proven valuable as market factors had benign impacts on performance for the Fund for the period.

To stay within the framework unlocking value of the companies utilizing free cash flow metrics, we trimmed or sold companies with deteriorating or slowing free cash flow yields such as BP PLC, General Dynamics Corp., Fortune Brands, Inc., Jabil Circuit, Inc. and Compass Minerals International, Inc. We repositioned to better names with better risk/reward characteristics such as Hewlett-Packard Co., Norfolk Southern Corp., Williams Companies, CB Richard Ellis Group, Inc. and UnitedHealth Group, Inc.

The Fund added relative value from most sectors; however, nearly all of the value-added for the period derived from stock selection within the Health Care, Consumer Discretionary, and Utilities sectors. Combined, they accounted for nearly all of the relative upside. Health Care added nearly double the amount of the next contributor, adding 1.5% to relative gains on the strength of Health Care Providers. Discretionary returns were boosted by positions in Media and Apparel while two of the three Utilities positions returned over 30% for the period.

We saw weaker performance from names within Energy and Industrials, which detracted from the Fund's relative performance. Although the majority of relative losses stem from stock selection within Energy, our positions did stay in positive territory for the valuation period. The allocation to Integrated Oils trailed both benchmark sector and total returns, which in the end cost the portfolio 39 basis points. Within Industrials, the majority of the loss stems from its allocation to Aerospace & Defense, where the Fund's allocation trailed benchmark returns and detracted 33 basis points from relative gains.

On December 1, 2006, the Equity Income Fund received the assets and liabilities of two Common Trust Funds totaling $232.6 million. The Equity Income Fund and the Common Trust Funds were managed in the same investment style. Therefore, there was no material change to the portfolio holdings or sector allocations of the Fund, as most existing security positions held by the Equity Income Fund simply increased as a result of this transfer. Following the transfer, the Equity Income Fund held $284.8 million in total assets.

We thank you for investing with the Atlantic Whitehall Equity Income Fund.

                                GROWTH OF $10,000

                               [GRAPHIC OMMITTED]
                      EDGAR REPRESENTATION OF DATA POINTS

           Atlantic Whitehall
            Equity Income Fund,             S&P 500
           Institutional Class               Index
12-1-05          10,000.00                10,000.00
Feb-06           10,030.00                10,296.00
May-06            9,970.00                10,260.00
nov-06           11,087.00                11,421.00
may-07           12,463.00                12,596.00

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO A HYPOTHETICAL $10,000 INVESTMENT MADE IN THE INDEX FOR THAT FUND (S&P 500) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. INDICES ARE
UNMANAGED AND INVESTORS CANNOT INVEST IN THEM. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

--------------------------------------------------------------------------------
                      ATLANTIC WHITEHALL EQUITY INCOME FUND
                               INSTITUTIONAL CLASS
                                  TOTAL RETURN
                               AS OF MAY 31, 2007*
--------------------------------------------------------------------------------
                                                     SINCE INCEPTION
   6 MONTHS**             1 YEAR      5 YEAR           (12/01/05)
--------------------------------------------------------------------------------
    12.41%***              25.01%      N/A               15.86%
--------------------------------------------------------------------------------

*    WITHOUT CERTAIN FEE WAIVERS/REIMBURSEMENTS, RETURNS WOULD HAVE BEEN LOWER.
**   NOT ANNUALIZED.
*** CERTAIN WAIVERS/REIMBURSEMENTS MADE BY THE ADVISER ARE SUBJECT TO RECOUPMENT. SEE NOTE 3 TO THE NOTES TO FINANCIAL STATEMENTS.


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL THE ATLANTIC WHITEHALL FUNDS INFORMATION LINE AT 800-994-2533. THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES. THE CURRENT GROSS EXPENSE RATIO FOR THE FUND'S INSTITUTIONAL CLASS IS 1.00%.

ATLANTIC WHITEHALL FUNDS TRUST
GROWTH FUND
PORTFOLIO OF INVESTMENTS - MAY 31, 2007 (UNAUDITED)
--------------------------------------------------------------------------------

    SHARES                                                        VALUE
  ---------                                                     ---------

COMMON STOCKS - 100.02%
              BANKS - 1.20%
    33,395    Wells Fargo & Co............................   $  1,205,226
                                                             ------------
              CAPITAL GOODS - 13.57%
    18,855    Boeing Co. (The)............................      1,896,624
    19,006    Deere & Co..................................      2,289,653
    45,775    Emerson Electric Co.........................      2,217,799
    13,460    Fluor Corp..................................      1,401,186
   100,035    General Electric Co.........................      3,759,315
    28,530    United Technologies Corp....................      2,012,792
                                                             ------------
                                                               13,577,369
                                                             ------------
              CONSUMER DURABLES & APPAREL - 1.80%
    34,960    Coach, Inc. *...............................      1,795,546
                                                             ------------
              CONSUMER SERVICES - 1.42%
    30,940    Marriott International, Inc.,
              Class A                                           1,424,787
                                                             ------------
              DIVERSIFIED FINANCIALS - 9.80%
    33,015    American Express Co.........................      2,145,315
    18,608    Citigroup, Inc..............................      1,013,950
    10,070    Goldman Sachs Group, Inc. (The).............      2,324,357
     7,685    IntercontinentalExchange, Inc. *............      1,113,864
    21,275    Merrill Lynch & Co., Inc....................      1,972,831
    21,871    SLM Corp....................................      1,229,369
                                                             ------------
                                                                9,799,686
                                                             ------------
              ENERGY - 5.80%
    25,461    Apache Corp.................................      2,055,976
    25,592    Schlumberger, Ltd...........................      1,992,849
    32,220    Weatherford International, Ltd. *                 1,750,835
                                                             ------------
                                                                5,799,660
                                                             ------------
              FOOD & STAPLES RETAILING - 5.47%
    54,374    CVS Caremark Corp...........................      2,095,574
    47,965    SYSCO Corp..................................      1,588,601
    39,532    Walgreen Co.................................      1,784,079
                                                             ------------
                                                                5,468,254
                                                             ------------
              FOOD, BEVERAGE & TOBACCO - 3.85%
    56,399    PepsiCo, Inc................................      3,853,744
                                                             ------------
              HEALTH CARE EQUIPMENT & SERVICES - 5.59%
    34,800    Stryker Corp................................      2,342,388
    32,630    UnitedHealth Group, Inc.....................      1,787,145
    17,955    WellPoint, Inc. *...........................      1,461,717
                                                             ------------
                                                                5,591,250
                                                             ------------
              HOUSEHOLD & PERSONAL PRODUCTS - 2.24%
    35,280    Procter & Gamble Co. (The)..................      2,242,044
                                                             ------------
              INSURANCE - 1.07%
    14,854    American International Group, Inc.                1,074,538
                                                             ------------
              MATERIALS - 1.30%
    19,045    Praxair, Inc................................      1,296,774
                                                             ------------
              MEDIA - 1.42%
    51,915    Comcast Corp., Class A *....................      1,422,990
                                                             ------------
              PHARMACEUTICALS, BIOTECHNOLOGY &
              LIFE SCIENCE - 7.41%
    26,380    Abbott Laboratories.........................      1,486,513
    11,865    Allergan, Inc...............................      1,477,549
    31,845    Genzyme Corp. *.............................      2,054,639
    42,545    Novartis AG, ADR............................      2,390,178
                                                             ------------
                                                                7,408,879
                                                             ------------

    SHARES                                                        VALUE
  ---------                                                     ---------

             RETAILING - 8.07%
    44,635    Best Buy Co., Inc...........................   $  2,155,424
    36,097    Home Depot, Inc. (The)......................      1,403,090
    33,166    Nordstrom, Inc..............................      1,722,310
    44,794    Target Corp.................................      2,796,489
                                                             ------------
                                                                8,077,313
                                                             ------------
              SEMICONDUCTORS & SEMICONDUCTOR
              EQUIPMENT - 4.55%
    75,970    Intel Corp.......................                 1,684,255
    20,639    MEMC Electronic Materials, Inc. *                 1,254,438
    39,750    Microchip Technology, Inc........                 1,613,055
                                                             ------------
                                                                4,551,748
                                                             ------------
              SOFTWARE & SERVICES - 12.61%
    36,745    Accenture Ltd., Class A.....................      1,504,340
    13,605    Akamai Technologies, Inc. *.................        601,477
    49,760    Autodesk, Inc. *............................      2,261,592
    39,250    Automatic Data Processing, Inc..............      1,950,725
    16,415    Cognizant Technology Solutions Corp. * .....      1,289,562
     3,940    Google, Inc., Class A *.....................      1,961,135
    99,455    Microsoft Corp..............................      3,050,285
                                                              -----------
                                                               12,619,116
                                                             ------------
              TECHNOLOGY HARDWARE & EQUIPMENT - 10.06%
    10,825    Apple, Inc. *...............................      1,315,887
    89,021    Cisco Systems, Inc. *.......................      2,396,445
    48,095    Hewlett-Packard Co..........................      2,198,423
    42,880    Network Appliance, Inc. *...................      1,380,307
    64,545    Qualcomm, Inc...............................      2,772,208
                                                             ------------
                                                               10,063,270
                                                             ------------
              TRANSPORTATION - 0.80%
    11,175    United Parcel Service, Inc., Class B .......        804,265
                                                             ------------
              UTILITIES - 1.99%
    21,742    Constellation Energy Group, Inc.............      1,995,263
                                                             ------------
              TOTAL COMMON STOCKS.........................    100,071,722
                                                             ------------
              (Cost $79,595,494)

INVESTMENT COMPANY - 0.10%
    96,640    SSgA Prime Money Market Fund................         96,640
                                                             ------------
              TOTAL INVESTMENT COMPANY....................         96,640
                                                             ------------
              (Cost $96,640)

              TOTAL INVESTMENTS - 100.12% ................    100,168,362
                                                             ------------
              (Cost $79,692,134)

              LIABILITIES IN EXCESS OF
              OTHER ASSETS - (0.12)% .....................       (118,931)
                                                             ------------
              NET ASSETS - 100.00% .......................   $100,049,431
                                                             ============
---------------------------
*      Non-income producing security
ADR    American Depositary Receipt

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) - MAY 31, 2007 (UNAUDITED)
--------------------------------------------------------------------------------

                          INDUSTRY CONCENTRATION TABLE:
                             (% of Total Net Assets)

Other Common Stocks....................................             27.11%
Capital Goods..........................................             13.57%
Software & Services....................................             12.61%
Technology Hardware & Equipment........................             10.06%
Diversified Financials.................................              9.80%
Retailing .............................................              8.07%
Pharmaceuticals, Biotechnology & Life Science                        7.41%
Energy ................................................              5.80%
Health Care Equipment & Services.......................              5.59%
Cash and Liabilities in Excess of Other Assets.........             (0.02)%
                                                                  -------
Total  ................................................            100.00%
                                                                  =======


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
MID-CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS - MAY 31, 2007 (UNAUDITED)
--------------------------------------------------------------------------------

    SHARES                                              VALUE
  ---------                                           ---------

COMMON STOCKS - 97.96%
              CAPITAL GOODS - 4.68%
   123,755    Be Aerospace Inc*...........................    $  4,738,579
    73,205    Danaher Corp................................       5,380,568
    58,035    Donaldson Co., Inc..........................       2,120,019
    50,535    Grainger (W.W.), Inc........................       4,449,607
    46,415    Textron, Inc................................       4,980,330
                                                              ------------
                                                                21,669,103
                                                              ------------
              COMMERCIAL SERVICES & SUPPLIES - 2.91%
   129,310    American Reprographics Co.*.................       3,982,748
    80,980    Resources Connection, Inc.*.................       2,612,415
    75,190    Stericycle, Inc.*...........................       6,855,072
                                                              ------------
                                                                13,450,235
                                                              ------------
              CONSUMER DURABLES & APPAREL - 4.58%
    51,955    Fortune Brands, Inc.........................       4,196,925
   100,140    Garmin Ltd..................................       6,442,006
    49,545    Harman International Industries, Inc. ......       5,878,514
    45,915    Mohawk Industries, Inc.*....................       4,686,085
                                                              ------------
                                                                21,203,530
                                                              ------------
              CONSUMER SERVICES - 4.44%
    73,415    Harrah's Entertainment, Inc.................       6,273,312
   129,525    Hilton Hotels Corp..........................       4,604,614
    84,390    Jackson Hewitt Tax Service, Inc.............       2,552,798
   154,370    Marriott International, Inc., Class A ......       7,108,739
                                                              ------------
                                                                20,539,463
                                                              ------------
              DIVERSIFIED FINANCIALS - 4.26%
    87,222    First Marblehead Corp. (The)................       3,249,892
   112,260    Nasdaq Stock Market, Inc.*..................       3,736,013
   153,575    optionsXpress Holdings, Inc.................       3,913,091
    66,690    SEI Investments Co..........................       4,116,774
    91,425    T. Rowe Price Group, Inc....................       4,694,674
                                                              ------------
                                                                19,710,444
                                                              ------------
              ENERGY - 8.07%
   132,755    Chesapeake Energy Corp......................       4,627,839
   101,340    Grant Prideco, Inc.*........................       5,755,099
         2    Hugoton Royalty Trust.......................              54
   122,680    Range Resources Corp........................       4,752,623
   163,240    Weatherford International, Ltd.*............       8,870,462
   229,999    XTO Energy, Inc.............................      13,342,242
                                                              ------------
                                                                37,348,319
                                                              ------------
              FOOD, BEVERAGE & TOBACCO - 1.38%
    27,775    Brown-Forman Corp., Class B.................       1,895,922
   113,295    Hansen Natural Corp.*.......................       4,509,141
                                                              ------------
                                                                 6,405,063
                                                              ------------
              HEALTH CARE EQUIPMENT & SERVICES - 16.75%
   124,910    Cytyc Corp.*................................       5,281,195
   130,445    Express Scripts, Inc.*......................      13,318,435
   106,695    Healthways, Inc.*...........................       4,974,121
    60,615    Humana, Inc.*...............................       3,761,161
    26,880    Intuitive Surgical, Inc.*...................       3,699,494
    93,685    Kyphon, Inc*................................       4,449,101
    93,670    Laboratory Corp. of America Holdings*.......       7,375,576
   112,720    Lincare Holdings, Inc.*.....................       4,518,945
   119,630    Psychiatric Solutions, Inc.*................       4,667,963
    64,170    Quest Diagnostic, Inc.......................       3,145,613
   155,635    Resmed, Inc.*...............................       7,016,026
   174,715    St. Jude Medical, Inc.*.....................       7,458,583


    SHARES                                                        VALUE
  ---------                                                     ---------

              HEALTH CARE EQUIPMENT & SERVICES - (CONTINUED)
    85,260    WellCare Health Plans, Inc.*................    $  7,847,330
                                                              ------------
                                                                77,513,543
                                                              ------------
              HOUSEHOLD & PERSONAL PRODUCTS - 0.80%
    58,040    Chattem, Inc.*..............................       3,695,407
                                                              ------------
              MATERIALS - 2.41%
    20,460    Allegheny Technologies Inc..................       2,364,971
   229,745    Nalco Holding Co............................       6,072,160
    93,505    Valspar Corp. (The).........................       2,701,359
                                                              ------------
                                                                11,138,490
                                                              ------------
              MEDIA - 2.11%
    70,240    Lamar Advertising Co., Class A*.............       4,600,720
   134,605    Liberty Global, Inc., Class A*..............       5,168,832
                                                              ------------
                                                                 9,769,552
                                                              ------------

              PHARMACEUTICALS, BIOTECHNOLOGY &
              LIFE SCIENCE - 2.86%
    34,625    Cephalon, Inc.*.............................       2,874,221
   105,120    Endo Pharmaceuticals Holdings Inc.* ........       3,712,838
    95,275    Shire PLC, ADR..............................       6,645,431
                                                              ------------
                                                                13,232,490
                                                              ------------
              REAL ESTATE - 2.21%
   116,988    CapitalSource, Inc., REIT...................       3,076,784
   192,525    CB Richard Ellis Group, Inc., Class A* .....       7,165,781
                                                              ------------
                                                                10,242,565
                                                              ------------
              RETAILING - 9.77%
    33,465    Abercrombie & Fitch Co., Class A............       2,765,882
    83,554    Advance Auto Parts, Inc.....................       3,460,807
    41,665    AutoZone, Inc.*.............................       5,359,369
   166,070    Bed Bath & Beyond, Inc.*....................       6,752,406
    91,505    Dick's Sporting Goods, Inc.*................       5,084,933
   125,500    Nordstrom, Inc..............................       6,517,215
   150,995    PetSmart, Inc...............................       5,167,049
   162,327    Select Comfort Corp.*.......................       2,941,365
   255,725    TJX Cos., Inc. (The)........................       7,152,628
                                                              ------------
                                                                45,201,654
                                                              ------------

              SEMICONDUCTORS & SEMICONDUCTOR
              EQUIPMENT - 10.67%
   231,895    Altera Corp.................................       5,289,525
    88,940    KLA-Tencor Corp.............................       4,889,921
   101,870    Linear Technology Corp......................       3,656,114
   156,800    Maxim Integrated Products, Inc..............       4,821,600
   209,830    MEMC Electronic Materials, Inc.*............      12,753,467
   287,107    Microchip Technology, Inc...................      11,650,802
   181,800    Nvidia Corp.*...............................       6,303,006
                                                              ------------
                                                                49,364,435
                                                              ------------

              SOFTWARE & SERVICES - 13.20%
    62,195    Akamai Technologies, Inc.*..................       2,749,641
   119,920    Alliance Data Systems Corp.*................       9,344,166
   132,685    Checkfree Corp.*............................       5,207,886
   137,763    Cognizant Technology Solutions Corp.*.......      10,822,661
   131,975    Euronet Worldwide, Inc.*....................       3,546,168
   174,924    Fiserv, Inc.*...............................      10,364,247
    66,980    Global Payments, Inc........................       2,681,879
   108,984    Paychex, Inc................................       4,402,954
   291,590    Satyam Computer Services Ltd., ADR..........       7,388,891
   131,720    VeriFone Holdings, Inc.*....................       4,561,464
                                                              ------------
                                                                61,069,957
                                                              ------------


                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
MID-CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) - MAY 31, 2007 (UNAUDITED)
--------------------------------------------------------------------------------

    SHARES                                                        VALUE
  ---------                                                     ---------

              TECHNOLOGY HARDWARE & EQUIPMENT - 1.55%
   199,485    Juniper Networks, Inc*......................    $  4,869,429
    71,480    Network Appliance, Inc.*....................       2,300,941
                                                              ------------
                                                                 7,170,370
                                                              ------------
              TELECOMMUNICATION SERVICES - 1.68%
    49,390    Leap Wireless International, Inc.*..........       4,220,869
   122,490    NeuStar, Inc., Class A*.....................       3,559,559
                                                              ------------
                                                                 7,780,428
                                                              ------------
              TRANSPORTATION - 2.40%
   122,274    C. H. Robinson Worldwide, Inc...............       6,624,805
    92,180    Landstar System, Inc........................       4,485,479
                                                              ------------
                                                                11,110,284
                                                              ------------
              UTILITIES - 1.23%
    52,745    Questar Corp................................       5,696,987
                                                              ------------
              TOTAL COMMON STOCKS.........................     453,312,319
                                                              ------------
              (Cost $273,882,720)

INVESTMENT COMPANY - 2.11%
 9,765,525    SSgA Prime Money Market Fund................       9,765,525
                                                              ------------
              TOTAL INVESTMENT COMPANY....................       9,765,525
                                                              ------------
              (Cost $9,765,525)

              TOTAL INVESTMENTS - 100.07% ................     463,077,844
                                                              ------------
              (Cost $283,648,245)

              LIABILITIES IN EXCESS OF
              OTHER ASSETS - (0.07)% .....................        (327,215)
                                                              ------------
              NET ASSETS - 100.00% .......................    $462,750,629
                                                              ============

---------------------------
*      Non-income producing security
ADR    American Depositary Receipt
REIT   Real Estate Investment Trust

                          INDUSTRY CONCENTRATION TABLE:
                             (% of Total Net Assets)

Other Common Stock........................................           21.54%
Health Care Equipment & Services..........................           16.75%
Software & Services.......................................           13.20%
Semiconductors & Semiconductor Equipment..................           10.67%
Retailing.................................................            9.77%
Energy ...................................................            8.07%
Capital Goods.............................................            4.68%
Consumer Durables & Apparel...............................            4.58%
Consumer Services.........................................            4.44%
Diversified Financials....................................            4.26%
Cash and Liabilities in Excess of Other Assets ...........            2.04%
                                                                    ------
Total  ...................................................          100.00%
                                                                    ======


                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
MULTI-CAP GLOBAL VALUE FUND
PORTFOLIO OF INVESTMENTS - MAY 31, 2007 (UNAUDITED)
--------------------------------------------------------------------------------

    SHARES                                                       VALUE
  ---------                                                    ---------

FOREIGN COMMON STOCKS - 66.49%
              AUSTRIA - 2.78%
    40,300    Wienerberger AG.............................    $  3,042,062
                                                              ------------
              DENMARK - 0.62%
     3,100    Alk-Abello A/S..............................         678,709
                                                              ------------
              FINLAND - 3.40%
   106,800    Nokian Renkaat Oyj..........................       3,721,956
                                                              ------------
              FRANCE - 3.18%
    37,400    Accor S.A...................................       3,477,864
                                                              ------------
              GERMANY - 6.25%
    68,500    Adidas AG...................................       4,372,556
    36,800    Bayerische Motoren Werke AG.................       2,464,425
                                                              ------------
                                                                 6,836,981
                                                              ------------
              IRELAND - 5.39%
    44,524    Anglo Irish Bank Corp. PLC..................       1,045,418
    86,500    Kerry Group PLC, Class A....................       2,531,486
    56,100    Ryanair Holdings PLC, SP ADR*...............       2,316,369
                                                              ------------
                                                                 5,893,273
                                                              ------------
              JAPAN - 0.99%
    18,500    Canon, Inc..................................       1,088,414
                                                              ------------
              MEXICO - 10.87%
   156,510    Cemex S.A. de C.V., SP ADR,
              Participation Certificates*.................       6,085,109
   394,200    Grupo Modelo, S.A. de C.V., Series C .......       2,182,149
   125,900    Grupo Televisia S.A., SP ADR................       3,623,402
                                                              ------------
                                                                11,890,660
                                                              ------------
              NETHERLANDS - 6.60%
    84,400    ING Groep NV................................       3,760,121
   116,782    Vedior NV...................................       3,466,423
                                                              ------------
                                                                 7,226,544
                                                              ------------
              SOUTH KOREA - 0.91%
    19,720    Hana Financial Group Inc....................         998,965
                                                              ------------
              SWITZERLAND - 7.42%
     2,318    Kuehne & Nagel International AG,
              Registered Shares ..........................         212,912
     7,800    Nestle SA, Registered Shares................       3,037,721
    50,600    Novartis AG, Registered Shares..............       2,844,391
    23,000    Schindler Holding AG, Participation
              Certificates ...............................       1,508,859
     7,900    Schindler Holding AG, Registered Shares ....         520,518
                                                              ------------
                                                                 8,124,401
                                                              ------------
              UNITED KINGDOM - 18.08%
   155,435    HBOS PLC....................................       3,345,568
   372,400    Reed Elsevier PLC...........................       5,032,732
   196,800    Smiths Group PLC............................       4,430,748
   226,680    Tesco PLC*..................................       2,059,118
   332,400    WPP Group PLC...............................       4,916,693
                                                              ------------
                                                                19,784,859
                                                              ------------
              TOTAL FOREIGN COMMON STOCKS.................      72,764,688
                                                              ------------
              (Cost $52,160,453)

    SHARES                                                        VALUE
  ---------                                                     ---------

COMMON STOCKS - 30.87%
              DIVERSIFIED FINANCIALS - 4.49%
    35,800    American Express Co.........................    $  2,326,284
    37,900    State Street Corp...........................       2,587,433
                                                              ------------
                                                                 4,913,717
                                                              ------------
              HEALTH CARE EQUIPMENT & SERVICES - 10.59%
    31,900    Edwards Lifesciences Corp.*.................       1,601,380
    76,300    IMS Health, Inc.............................       2,495,010
    81,700    Kinetic Concepts, Inc.*.....................       4,099,706
    41,600    WellPoint, Inc.*............................       3,386,656
                                                              ------------
                                                                11,582,752
                                                              ------------
              INSURANCE - 3.89%
    91,900    Willis Group Holdings Ltd...................       4,255,889
                                                              ------------
              RETAILING - 1.82%
    60,600    Ross Stores, Inc............................       1,990,104
                                                              ------------
              SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.49%
   117,600    Altera Corp.................................       2,682,456
   116,900    Applied Materials, Inc......................       2,232,790
                                                              ------------
                                                                 4,915,246
                                                              ------------
              SOFTWARE & SERVICES - 3.36%
   189,700    Oracle Corp.*...............................       3,676,386
                                                              ------------
              TECHNOLOGY HARDWARE & EQUIPMENT - 2.23%
    91,400    Molex, Inc., Class A........................       2,444,950
                                                              ------------
              TOTAL COMMON STOCKS.........................      33,779,044
                                                              ------------
              (Cost $27,723,746)

INVESTMENT COMPANY - 2.39%
 2,614,729    SSgA Prime Money Market Fund................       2,614,729
                                                              ------------
              TOTAL INVESTMENT COMPANY....................       2,614,729
                                                              ------------
              (Cost $2,614,729)

              TOTAL INVESTMENTS - 99.75%..................     109,158,461
                                                              ------------
              (Cost $82,498,928)

              OTHER ASSETSNET OF LIABILITIES - 0.25%               272,559
                                                              ------------
              NET ASSETS - 100.00% .......................    $109,431,020
                                                              ============
-----------------
*      Non-income producing security.
PLC    Public Limited Company
SP ADR Sponsored American Depositary Receipt

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
MULTI-CAP GLOBAL VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) - MAY 31, 2007 (UNAUDITED)
--------------------------------------------------------------------------

              FOREIGN COMMON STOCKS INDUSTRY CONCENTRATION TABLE:
                             (% of Total Net Assets)

Media  ...................................................           12.40%
Capital Goods.............................................            8.68%
Food, Beverage & Tobacco..................................            7.08%
Automobiles & Components..................................            5.65%
Materials.................................................            5.56%
Banks  ...................................................            4.93%
Consumer Durables & Apparel...............................            4.00%
Diversified Financials....................................            3.44%
Pharmaceuticals, Biotechnology & Life Sciences ...........            3.22%
Consumer Services.........................................            3.18%
Commercial Services & Supplies............................            3.17%
Transportation............................................            2.31%
Food & Staples Retailing..................................            1.88%
Technology Hardware & Equipment...........................            0.99%
                                                                     -----
Total  ...................................................           66.49%
                                                                     =====

                          INDUSTRY CONCENTRATION TABLE:
                             (% of Total Net Assets)

Other Common Stocks.......................................           30.05%
Media  ...................................................           12.40%
Health Care Equipment & Services..........................           10.59%
Capital Goods.............................................            8.68%
Diversified Financials....................................            7.93%
Food, Beverage & Tobacco..................................            7.08%
Automobiles & Components..................................            5.65%
Materials.................................................            5.56%
Banks  ...................................................            4.93%
Semiconductor & Semiconductor Equipment...................            4.49%
Cash and Other Assets Net of Liabilities..................            2.64%
                                                                    ------
Total  ...................................................          100.00%
                                                                    ======

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS - MAY 31, 2007 (UNAUDITED)
--------------------------------------------------------------------------------
    SHARES                                                        VALUE
  ---------                                                     ---------

FOREIGN COMMON STOCKS - 97.07%
              CANADA - 1.95%
    73,547    BCE, Inc....................................    $  2,714,006
    25,700    EnCana Corp.................................       1,574,053
                                                              ------------
                                                                 4,288,059
                                                              ------------
              CHINA - 3.04%
   146,000    Cheung Kong (Holdings), Ltd.................       1,890,337
   615,000    China Life Insurance Co., Ltd.*.............       1,902,074
   298,400    Hutchinson Whampoa, Ltd.....................       2,879,501
                                                              ------------
                                                                 6,671,912
                                                              ------------
              DENMARK - 1.12%
    56,300    Danske Bank A/S.............................       2,453,552
                                                              ------------
              FINLAND - 5.35%
   209,300    Nokia Oyj...................................       5,731,045
   118,500    Stora Enso Oyj, Class R.....................       2,262,564
   144,300    UPM-Kymmene Oyj.............................       3,739,579
                                                              ------------
                                                                11,733,188
                                                              ------------
              FRANCE - 7.20%
    16,000    Compagnie Generale des Etablissements
              Michelin, Class B ..........................       2,096,045
    81,927    Credit Agricole S.A.........................       3,382,070
    10,700    Sanofi-Aventis..............................       1,031,717
    11,575    Societe Generale............................       2,255,068
   177,400    Thomson.....................................       3,422,969
    47,700    Total SA, SP ADR............................       3,598,965
                                                              ------------
                                                                15,786,834
                                                              ------------
              GERMANY - 2.93%
    28,700    BASF AG.....................................       3,554,337
    42,900    Bayerische Motoren Werke AG.................       2,872,930
                                                              ------------
                                                                 6,427,267
                                                              ------------
              ITALY - 1.20%
    37,200    Eni SpA, SP ADR.............................       2,628,924
                                                              ------------
              JAPAN - 19.52%
    83,800    Canon, Inc..................................       4,930,222
       323    East Japan Railway Co.......................       2,494,823
   111,600    Fuji Photo Film Co., Ltd....................       4,621,726
       232    Mitsubishi UFJ Financial Group, Inc.........       2,668,858
       432    NIPPON TELEGRAPH & TELEPHONE CORP...........       2,033,985
    96,800    NOK CORP....................................       1,940,772
   128,900    Nomura Holdings, Inc........................       2,637,313
   110,200    Seven & I Holdings Co., Ltd.................       3,187,379
    28,500    Shin-Etsu Chemical Co., Ltd.................       1,910,929
    29,300    SMC Corp....................................       3,688,381
    96,700    Sony Corp...................................       5,569,984
   305,000    SUMITOMO CHEMICAL CO., Ltd..................       2,019,967
    50,000    Takeda Pharmaceutical Co., Ltd..............       3,356,615
    29,200    Toyota Motor Corp...........................       1,751,520
                                                              ------------
                                                                42,812,474
                                                              ------------
              MEXICO - 2.80%
    56,700    Fomento Economico Mexicano SA de
              CV, SP ADR .................................       2,258,928
    95,850    Telefonos de Mexico SA de CV,
              SP ADR .....................................       3,876,174
                                                              ------------
                                                                 6,135,102
                                                              ------------

    SHARES                                                        VALUE
  ---------                                                     ---------

              NETHERLANDS - 10.61%
   296,800    Aegon NV....................................    $  6,086,239
    73,200    Heineken NV.................................       4,264,804
    44,200    ING Groep NV................................       1,969,163
    49,250    Koninklijke (Royal) Philips
              Electronics NV .............................       2,089,185
    26,800    Royal Dutch Shell PLC, ADR..................       2,028,760
    77,300    TNT NV......................................       3,417,804
   114,225    Unilever NV.................................       3,407,430
                                                              ------------
                                                                23,263,385
                                                              ------------
              NORWAY - 0.98%
    78,400    Statoil ASA.................................       2,141,615
                                                              ------------
              SOUTH KOREA - 3.07%
    28,600    Kookmin Bank................................       2,592,434
    63,950    Korea Electric Power Corp., SP ADR .........       1,396,668
   114,000    KT Corp., SP ADR............................       2,741,700
                                                              ------------
                                                                 6,730,802
                                                              ------------
              SPAIN - 0.78%
    46,800    Repsol YPF SA, SP ADR.......................       1,717,092
                                                              ------------
              SWEDEN - 3.60%
   175,200    Nordea AB...................................       2,886,493
 1,319,400    Telefonaktiebolaget LM Ericsson,
              Class B ....................................       5,005,383
                                                              ------------
                                                                 7,891,876
                                                              ------------
              SWITZERLAND - 8.54%
    44,400    Credit Suisse Group.........................       3,376,764
    11,550    Nestle SA, Registered Shares................       4,498,163
   117,000    Novartis AG, Registered Shares..............       6,576,951
    14,000    Zurich Financial Services AG................       4,283,556
                                                              ------------
                                                                18,735,434
                                                              ------------
              TAIWAN - 0.58%
   116,671    Taiwan Semiconductor Manufacturing
              Co., Ltd., SP ADR ..........................       1,272,881
                                                              ------------
              UNITED KINGDOM - 23.80%
    38,800    Anglo American PLC..........................       2,334,823
   450,000    BAE Systems PLC.............................       3,985,239
   493,100    BP PLC......................................       5,511,762
   163,200    Diageo PLC..................................       3,480,386
    86,500    GlaxoSmithKline PLC, ADR....................       4,513,570
   331,200    HSBC Holdings PLC...........................       6,125,319
   733,268    Kingfisher PLC..............................       3,604,487
   358,800    Lloyds TSB Group PLC........................       4,085,186
   238,500    Reed Elsevier PLC...........................       3,223,165
   391,800    Royal Bank of Scotland Group PLC. ..........       4,868,214
 1,917,637    Vodafone Group PLC............... ..........       5,999,499
   719,900    William Morrison Supermarkets PLC...........       4,479,597
                                                              ------------
                                                                52,211,247
                                                              ------------
              TOTAL FOREIGN COMMON STOCKS...... ..........     212,901,644
                                                              ------------
              (Cost $145,554,373)

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) - MAY 31, 2007 (UNAUDITED)
--------------------------------------------------------------------------------

    SHARES                                                        VALUE
  ---------                                                     ---------

INVESTMENT COMPANY - 3.48%
 7,636,905    SSgA Prime Money Market Fund................    $  7,636,905
                                                              ------------
              TOTAL INVESTMENT COMPANY....................       7,636,905
                                                              ------------
              (Cost $7,636,905)

              TOTAL INVESTMENTS - 100.55% ................     220,538,549
                                                              ------------
              (Cost $153,191,278)

              LIABILITIES IN EXCESS OF
              OTHER ASSETS - (0.55)% .....................      (1,196,196)
                                                              ------------
              NET ASSETS - 100.00% .......................    $219,342,353
                                                              ============
---------------
*      Non-income producing security
ADR    American Depositary Receipt
PLC    Public Limited Company
SP ADR Sponsored American Depositary Receipt

                          INDUSTRY CONCENTRATION TABLE:
                             (% of Total Net Assets)

Banks  ...................................................           14.28%
Energy ...................................................            8.75%
Food Beverage & Tobacco...................................            8.17%
Telecommunication Services................................            7.92%
Materials.................................................            7.21%
Consumer Durables & Apparel...............................            7.16%
Technology Hardware & Equipment...........................            7.14%
Pharmaceuticals, Biotechnology & Life Sciences ...........            7.06%
Insurance.................................................            5.59%
Capital Goods.............................................            4.81%
Automobiles & Components..................................            3.95%
Diversified Financials....................................            3.64%
Food and Staples Retailing................................            3.50%
Cash and Liabilities in Excess of Other Assets ...........            2.93%
Transportation............................................            2.70%
Retailing.................................................            1.64%
Media  ...................................................            1.47%
Real Estate...............................................            0.86%
Utilities.................................................            0.64%
Semiconductors & Semiconductor Equipment..................            0.58%
                                                                    ------
Total  ...................................................          100.00%
                                                                    ======

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS - MAY 31, 2007 (UNAUDITED)
--------------------------------------------------------------------------------
    SHARES                                                        VALUE
  ---------                                                     ---------

COMMON STOCKS - 96.38%
              BANKS - 3.43%
    93,435    Wachovia Corp...............................    $  5,063,243
   137,780    Wells Fargo & Co............................       4,972,480
                                                              ------------
                                                                10,035,723
                                                              ------------
              CAPITAL GOODS - 9.14%
    50,390    General Dynamics Corp.......................       4,043,294
   263,715    General Electric Co.........................       9,910,410
    46,170    Textron, Inc................................       4,954,041
   110,710    United Technologies Corp....................       7,810,591
                                                              ------------
                                                                26,718,336
                                                              ------------
              COMMERCIAL SERVICES & SUPPLIES - 0.81%
    76,770    American Reprographics Co. *................       2,364,516
                                                              ------------
              CONSUMER DURABLES & APPAREL - 4.01%
    31,695    Fortune Brands, Inc.........................       2,560,322
    64,825    Nike, Inc...................................       3,678,819
    58,271    VF Corp.....................................       5,464,654
                                                              ------------
                                                                11,703,795
                                                              ------------
              CONSUMER SERVICES - 0.97%
    33,250    Harrah's Entertainment, Inc.................       2,841,212
                                                              ------------
              DIVERSIFIED FINANCIALS - 13.95%
   198,311    Bank of America Corp........................      10,056,351
   129,350    Bank of New York Co., Inc. (The)............       5,246,436
    78,467    Capital One Financial Corp..................       6,260,097
   167,145    Citigroup, Inc..............................       9,107,731
    78,165    Merrill Lynch & Co., Inc....................       7,248,240
    50,815    SLM Corp....................................       2,856,311
                                                              ------------
                                                                40,775,166
                                                              ------------
              ENERGY - 8.84%
    73,075    BP PLC, SP ADR..............................       4,896,756
   216,664    Chesapeake Energy Corp......................       7,552,907
    39,042    Devon Energy Corp...........................       2,997,645
         1    Hugoton Royalty Trust.......................              27
   138,225    Williams Cos., Inc. (The)...................       4,390,026
   103,231    XTO Energy, Inc.............................       5,988,430
                                                              ------------
                                                                25,825,791
                                                              ------------
              FOOD, BEVERAGE & TOBACCO - 0.95%
    90,580    Reddy Ice Holdings, Inc.....................       2,764,502
                                                              ------------
              HEALTH CARE EQUIPMENT & SERVICES - 7.63%
   150,470    Aetna, Inc..................................       7,964,377
    82,955    Express Scripts, Inc. *.....................       8,469,706
    36,635    Laboratory Corp. of America Holdings * .....       2,884,640
    54,205    UnitedHealth Group, Inc.....................       2,968,808
                                                              ------------
                                                                22,287,531
                                                              ------------
              HOUSEHOLD & PERSONAL PRODUCTS - 2.12%
    97,610    Procter & Gamble Co. (The)..................       6,203,115
                                                              ------------
              INSURANCE - 2.53%
    72,585    Prudential Financial, Inc...................       7,405,122
                                                              ------------
              MATERIALS - 6.83%
    81,880    Compass Minerals International, Inc. .......       2,796,202
   274,975    Nalco Holding Co............................       7,267,589
    84,270    Praxair, Inc................................       5,737,944
   143,875    Valspar Corp. (The).........................       4,156,549
                                                              ------------
                                                                19,958,284
                                                              ------------

    SHARES                                                        VALUE
  ---------                                                     ---------

              MEDIA - 4.17%

   110,865    Lamar Advertising Co., Class A..............     $ 7,261,658
   128,130    Liberty Global, Inc., Class A *.............       4,920,192
                                                              ------------
                                                                12,181,850
                                                              ------------
              PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
              SCIENCE - 1.65%
    85,555    Abbott Laboratories.........................       4,821,024
                                                              ------------
              REAL ESTATE - 4.46%
   117,848    CapitalSource, Inc., REIT...................       3,099,402
    78,260    CB Richard Ellis Group, Inc., Class A * ....       2,912,837
    51,365    Developers Diversified Realty Corp., REIT ..       3,166,652
    90,725    Ventas, Inc., REIT..........................       3,843,111
                                                              ------------
                                                                13,022,002
                                                              ------------
              RETAILING - 3.75%
   123,395    Advance Auto Parts, Inc.....................       5,111,021
   178,265    Lowe's Cos., Inc............................       5,850,657
                                                              ------------
                                                                10,961,678
                                                              ------------
              SOFTWARE & SERVICES - 7.23%
    78,120    Accenture Ltd., Class A.....................       3,198,233
    79,227    Fiserv, Inc. *..............................       4,694,200
   163,030    Microsoft Corp..............................       5,000,130
   424,445    Oracle Corp. *..............................       8,225,744
                                                              ------------
                                                                21,118,307
                                                              ------------
              TECHNOLOGY HARDWARE & EQUIPMENT - 3.50%
   164,760    Hewlett-Packard Co..........................       7,531,180
    25,405    International Business Machines Corp. ......       2,708,173
                                                              ------------
                                                                10,239,353
                                                              ------------
              TELECOMMUNICATION SERVICES - 4.72%
   221,180    AT&T Inc....................................       9,143,581
   107,060    Verizon Communications, Inc.................       4,660,322
                                                              ------------
                                                                13,803,903
                                                              ------------
              TRANSPORTATION - 1.67%
    84,090    Norfolk Southern Corp.......................       4,867,129
                                                              ------------
              UTILITIES - 4.02%
    44,648    Constellation Energy Group, Inc.............       4,097,347
    65,615    Equitable Resources, Inc....................       3,413,292
    54,275    Exelon Corp.................................       4,233,450
                                                              ------------
                                                                11,744,089
                                                              ------------
              TOTAL COMMON STOCKS.........................     281,642,428
                                                              ------------
              (Cost $204,867,261)


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) - MAY 31, 2007 (UNAUDITED)
--------------------------------------------------------------------------------
    SHARES                                                        VALUE
  ---------                                                     ---------

INVESTMENT COMPANY - 3.51%
10,247,335    SSgA Prime Money Market Fund................    $ 10,247,335
                                                              ------------
              TOTAL INVESTMENT COMPANY....................      10,247,335
                                                              ------------
              (Cost $10,247,335)

              TOTAL INVESTMENTS - 99.89% .................     291,889,763
                                                              ------------
              (Cost $215,114,596)

              OTHER ASSETS
              NET OF LIABILITIES - 0.11% .................         332,742
                                                              ------------
              NET ASSETS - 100.00% .......................    $292,222,505
                                                              ============
-------------------
*      Non-income producing security
REIT   Real Estate Investment Trust
SP ADR Sponsored American Depositary Receipt

                          INDUSTRY CONCENTRATION TABLE:
                             (% of Total Net Assets)

Other Common Stocks.......................................           33.58%
Diversified Financials....................................           13.95%
Capital Goods.............................................            9.14%
Energy ...................................................            8.84%
Health Care Equipment & Services..........................            7.63%
Software & Services.......................................            7.23%
Materials.................................................            6.83%
Telecommunication Services................................            4.72%
Real Estate...............................................            4.46%
Cash and Other Assets Net of Liabilities..................            3.62%
                                                                    ------
Total  ...................................................          100.00%
                                                                    ======


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                       THIS PAGE LEFT INTENTIONALLY BLANK

ATLANTIC WHITEHALL FUNDS TRUST
STATEMENTS OF ASSETS AND LIABILITIES
MAY 31, 2007 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                  MID-CAP           MULTI-CAP
                                                                                GROWTH            GROWTH          GLOBAL VALUE
                                                                                 FUND              FUND               FUND
                                                                           ---------------    --------------     --------------
ASSETS:
 Investments:
   Investments at cost.................................................    $    79,692,134    $  283,648,245     $   82,498,928
   Net unrealized appreciation.........................................         20,476,228       179,429,599         26,659,533
                                                                           ---------------    --------------     --------------
   Total investments at value..........................................        100,168,362       463,077,844        109,158,461
                                                                           ---------------    --------------     --------------
Foreign currency at value (cost $1,247,200)............................                 --                --                 --
 Receivables:
   Investments sold....................................................          2,717,343                --            126,176
   Fund shares sold....................................................             39,858           378,383            119,864
   Dividends and interest..............................................             93,146           128,702            253,737
   Dividend reclaims...................................................                 --                --             41,573
Other assets (Note 9)..................................................              1,914             9,084              1,361
                                                                           ---------------    --------------     --------------
   Total Assets........................................................        103,020,623       463,594,013        109,701,172
                                                                           ---------------    --------------     --------------
LIABILITIES:
Foreign currency at value (cost $63,060)...............................                 --                --             63,082
 Payables:
   To custodian........................................................                 --                --              3,771
   Investments purchased...............................................          2,779,049                --             55,320
   Fund shares repurchased.............................................             78,347           459,067              1,195
   Advisory fees (Note 3)..............................................             72,768           329,772             92,981
   Administration fees (Note 4)........................................              4,375            19,377              5,794
   Transfer Agent fees (Note 4)........................................              3,857             3,148              3,149
   Trustees fees (Note 5)..............................................              2,780             7,244              2,937
   Distribution fees (Note 4)..........................................              4,576                --                 --
Accrued expenses and other payables....................................             25,440            24,776             41,923
                                                                           ---------------    --------------     --------------
   Total Liabilities...................................................          2,971,192           843,384            270,152
                                                                           ---------------    --------------     --------------
NET ASSETS.............................................................    $   100,049,431    $  462,750,629     $  109,431,020
                                                                           ===============    ==============     ==============
NET ASSETS CONSIST OF:
Par value..............................................................    $         8,852    $       32,832     $       14,340
Paid-in capital in excess of par value.................................         61,457,779       214,544,528         76,131,961
Accumulated undistributed net investment income........................            206,726           765,913            647,374
Accumulated net realized gain (loss) on investments sold and foreign
   currency transactions ..............................................         17,899,846        67,977,757          5,978,464
Net unrealized appreciation on investments and translation of assets
   and liabilities denominated in foreign currency.....................         20,476,228       179,429,599         26,658,881
                                                                           ---------------    --------------     --------------
TOTAL NET ASSETS.......................................................    $   100,049,431    $  462,750,629     $  109,431,020
                                                                           ===============    ==============     ==============
DISTRIBUTOR CLASS:
   Net Assets..........................................................    $    21,746,583    $           --     $           --
   Shares of beneficial interest outstanding (unlimited authorization).          1,656,165                --                 --
                                                                           ===============    ==============     ==============
   Net asset value, offering and redemption price per share
      (Net Assets/Shares Outstanding) .................................    $         13.13    $           --     $           --
                                                                           ===============    ==============     ==============
INSTITUTIONAL CLASS:
   Net Assets..........................................................    $    78,302,848    $  462,750,629     $  109,431,020
   Shares of beneficial interest outstanding (unlimited authorization).          5,893,359        32,832,196          7,169,862
                                                                           ===============    ==============     ==============
   Net asset value, offering and redemption price per share
      (Net Assets/Shares Outstanding) .................................    $         13.29    $        14.09     $        15.26
                                                                           ===============    ==============     ==============


                                                                                                     EQUITY
                                                                              INTERNATIONAL          INCOME
                                                                                   FUND               FUND
                                                                             ---------------      ---------------
ASSETS:
Investments:
   Investments at cost.................................................      $   153,191,278      $   215,114,596
   Net unrealized appreciation.........................................           67,347,271           76,775,167
                                                                             ---------------      ---------------
   Total investments at value..........................................          220,538,549          291,889,763
                                                                             ---------------      ---------------
Foreign currency at value (cost $1,247,200)............................            1,245,995                   --
Receivables:
   Investments sold....................................................              826,361                   --
   Fund shares sold....................................................              278,500              275,664
   Dividends and interest..............................................              928,607              453,050
   Dividend reclaims...................................................              177,239                   --
Other assets (Note 9)..................................................                2,695                5,433
                                                                             ---------------      ---------------
   Total Assets........................................................          223,997,946          292,623,910
                                                                             ---------------      ---------------
LIABILITIES:
Foreign currency at value (cost $63,060)...............................                   --                   --
 Payables:
   To custodian........................................................                   --                   --
   Investments purchased...............................................            4,062,369                   --
   Fund shares repurchased.............................................              267,964              142,997
   Advisory fees (Note 3)..............................................              211,670              205,759
   Administration fees (Note 4)........................................               12,206               12,059
   Transfer Agent fees (Note 4)........................................                4,733                  651
   Trustees fees (Note 5)..............................................                6,046                7,952
   Distribution fees (Note 4)..........................................                   --                   --
Accrued expenses and other payables....................................               90,605               31,987
                                                                             ---------------      ---------------
   Total Liabilities...................................................            4,655,593              401,405
                                                                             ---------------      ---------------
NET ASSETS.............................................................      $   219,342,353      $   292,222,505
                                                                             ===============      ===============
NET ASSETS CONSIST OF:
Par value..............................................................      $        14,128      $        23,644
Paid-in capital in excess of par value.................................          137,727,980          196,669,599
Accumulated undistributed net investment income........................            2,097,197            1,474,438
Accumulated net realized gain (loss) on investments sold and foreign
   currency transactions ..............................................           12,153,647           17,279,657
Net unrealized appreciation on investments and translation of assets
   and liabilities denominated in foreign currency.....................           67,349,401           76,775,167
                                                                             ---------------      ---------------
TOTAL NET ASSETS.......................................................      $   219,342,353      $   292,222,505
                                                                             ===============      ===============
DISTRIBUTOR CLASS:
   Net Assets..........................................................      $            --      $            --
   Shares of beneficial interest outstanding (unlimited authorization).                   --                   --
                                                                             ===============      ===============
   Net asset value, offering and redemption price per share
      (Net Assets/Shares Outstanding) .................................      $            --      $            --
                                                                             ===============      ===============
INSTITUTIONAL CLASS:
   Net Assets..........................................................      $   219,342,353      $   292,222,505
   Shares of beneficial interest outstanding (unlimited authorization).           14,128,249           23,643,806
                                                                             ===============      ===============
   Net asset value, offering and redemption price per share
      (Net Assets/Shares Outstanding) .................................      $         15.53      $         12.36
                                                                             ===============      ===============





                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                     18-19

ATLANTIC WHITEHALL FUNDS TRUST
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MAY 31, 2007 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                  MID-CAP           MULTI-CAP
                                                                                GROWTH            GROWTH          GLOBAL VALUE
                                                                                 FUND              FUND               FUND
                                                                           ---------------    --------------     --------------
INVESTMENT INCOME:
   Interest............................................................    $            --    $           --     $           41
   Dividends...........................................................            828,965         3,022,090          1,338,787
   Less: foreign taxes withheld........................................             (7,667)               --            (92,770)
                                                                           ---------------    --------------     --------------
   Total investment income.............................................            821,298         3,022,090          1,246,058
                                                                           ---------------    --------------     --------------
EXPENSES:
   Advisory fees (Note 3)..............................................            451,699         1,952,221            409,937
   Administration fees (Note 4)........................................             23,527            98,869             25,425
   Distribution fees (Note 4)..........................................             30,020                --                 --
   Custody fees........................................................             12,116            16,491             25,960
   Transfer agent fees (Note 4)........................................             18,834            23,701              9,774
   Registration and filing fees........................................             14,938             9,762              7,644
   Professional fees...................................................             33,894           108,215             35,075
   Printing fees.......................................................              9,341             7,954              5,356
   Trustees fees (Note 5)..............................................              7,458            32,190              7,562
   Amortization of offering cost.......................................                 --                --                 --
   Miscellaneous fees..................................................              3,911             6,774              1,631
                                                                           ---------------    --------------     --------------
   Total expenses before recoupment....................................            605,738         2,256,177            528,364
   Plus expenses recouped..............................................              8,834                --             63,768
                                                                           ---------------    --------------     --------------
   Net expenses........................................................            614,572         2,256,177            592,132
                                                                           ---------------    --------------     --------------
 NET INVESTMENT INCOME.................................................            206,726           765,913            653,926
                                                                           ---------------    --------------     --------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain (loss) on investment transactions.................         18,085,500        68,359,468          6,110,941
   Net realized gain (loss) on foreign currency transactions...........                 --                --            (22,014)
   Net change in unrealized appreciation on investments................         13,089,360       159,488,151         21,360,321
   Net change in unrealized depreciation on translation
     of assets and liabilities denominated in foreign currency.........                 --                --               (617)
                                                                           ---------------    --------------     --------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.......................         31,174,860       227,847,619         27,448,631
                                                                           ---------------    --------------     --------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................    $    31,381,586    $  228,613,532     $   28,102,557
                                                                           ===============    ==============     ==============


                                                                                                   EQUITY
                                                                            INTERNATIONAL          INCOME
                                                                                 FUND               FUND
                                                                           ---------------      ---------------
INVESTMENT INCOME:
   Interest............................................................    $            --      $           163
   Dividends...........................................................          3,971,469            3,221,405
   Less: foreign taxes withheld........................................           (380,999)                  --
                                                                           ---------------      ---------------
   Total investment income.............................................          3,590,470            3,221,568
                                                                           ---------------      ---------------
EXPENSES:
   Advisory fees (Note 3)..............................................          1,191,423            1,154,050
   Administration fees (Note 4)........................................             55,267               58,683
   Distribution fees (Note 4)..........................................                 --                   --
   Custody fees........................................................             47,394                8,731
   Transfer agent fees (Note 4)........................................             15,875               14,021
   Registration and filing fees........................................              8,509               18,942
   Professional fees...................................................             70,293               60,315
   Printing fees.......................................................              9,419               12,077
   Trustees fees (Note 5)..............................................              9,627               22,970
   Amortization of offering cost.......................................                 --                  325
   Miscellaneous fees..................................................              4,270               13,887
                                                                           ---------------      ---------------
   Total expenses before recoupment....................................          1,412,077            1,364,001
   Plus expenses recouped..............................................             71,840               91,028
                                                                           ---------------      ---------------
   Net expenses........................................................          1,483,917            1,455,029
                                                                           ---------------      ---------------
 NET INVESTMENT INCOME.................................................          2,106,553            1,766,539
                                                                           ---------------      ---------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain (loss) on investment transactions.................         12,361,863           17,749,873
   Net realized gain (loss) on foreign currency transactions...........           (102,717)                  --
   Net change in unrealized appreciation on investments................          9,871,589           72,575,538
   Net change in unrealized depreciation on translation
     of assets and liabilities denominated in foreign currency.........            (12,228)                  --
                                                                           ---------------      ---------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.......................         22,118,507           90,325,411
                                                                           ---------------      ---------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................    $    24,225,060      $    92,091,950
                                                                           ===============      ===============


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                     20-21

ATLANTIC WHITEHALL FUNDS TRUST
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                           MID-CAP
                                                                                                           GROWTH
                                                                  GROWTH FUND                              FUND
                                                      ------------------------------------    ---------------------------------
                                                        SIX MONTHS ENDED     YEAR ENDED       SIX MONTHS ENDED    YEAR ENDED
                                                           MAY 31, 2007     NOVEMBER 30,        MAY 31, 2007      NOVEMBER 30,
                                                          (UNAUDITED)           2006           (UNAUDITED)          2006
                                                        ---------------    ---------------    --------------     --------------
INVESTMENT ACTIVITIES:
Operations:
   Net investment income (loss).....................    $       206,726    $       (30,030)   $      765,913     $     (452,677)
   Net realized gain (loss) on investments and
     foreign currency transactions .................         18,085,500          4,653,920        68,359,468            768,905
   Net change in unrealized appreciation
     (depreciation) on investments and
     translation of assets and liabilities
     denominated in foreign currency ...............         13,089,360         (3,043,513)      159,488,151          7,834,439
                                                        ---------------    ---------------    --------------     --------------
Net increase in net assets resulting from operations         31,381,586          1,580,377       228,613,532          8,150,667
                                                        ---------------    ---------------    --------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income:
     Institutional Class............................                 --                 --                --                 --
   From realized gains on investments:
     Distributor Class..............................           (251,802)        (8,893,139)               --                 --
     Institutional Class............................           (804,105)        (5,600,306)               --                 --
                                                        ---------------    ---------------    --------------     --------------
Total Distributions.................................         (1,055,907)       (14,493,445)               --                 --
                                                        ---------------    ---------------    --------------     --------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued:
     Distributor Class..............................            492,270         10,185,522                --                 --
     Institutional Class............................          3,525,771          9,268,287        10,946,227         29,097,791
   Dividends reinvested:
     Distributor Class..............................            249,955          8,826,072                --                 --
     Institutional Class............................            803,749          5,586,776                --                 --
   Cost of shares redeemed:
     Distributor Class..............................         (8,834,467)       (33,390,018)               --                 --
     Institutional Class............................        (27,741,469)       (12,454,243)     (109,960,425)        (29,671,501)
   Subscription in kind (Note 1)
     Institutional Class ...........................         50,493,463                 --       225,189,751                 --
                                                        ---------------    ---------------    --------------     --------------
Change in net assets from capital share transactions         18,989,272        (11,977,604)      126,175,553           (573,710)
                                                        ---------------    ---------------    --------------     --------------
Net change in net assets............................         49,314,951        (24,890,672)      354,789,085          7,576,957
NET ASSETS:
   Beginning of period..............................         50,734,480         75,625,152       107,961,544        100,384,587
                                                        ---------------    ---------------    --------------     --------------
   End of period (including line A).................    $   100,049,431    $    50,734,480    $  462,750,629     $  107,961,544
                                                        ===============    ===============    ==============     ==============
(A) Undistributed (distributions in excess of)
net investment income ..............................    $       206,726    $            --    $      765,913     $           --
                                                        ===============    ===============    ==============     ==============
OTHER INFORMATION:
SHARE TRANSACTIONS:
   Distributor Class:
     Issued.........................................             39,252            799,360                --                 --
     Reinvested.....................................             20,174            699,958                --                 --
     Redeemed.......................................           (705,362)        (2,547,681)               --                 --
   Institutional Class:
     Issued.........................................            281,311            715,724           835,929          2,417,677
     Reinvested.....................................             64,197            440,789                --                 --
     Redeemed.......................................         (2,199,865)          (966,761)       (8,473,637)        (2,463,000)
     Subscription in kind (Note 1)..................          5,925,037                 --        31,928,447                 --
                                                        ---------------    ---------------    --------------     --------------
Net increase (decrease) in share transactions ......          3,424,744           (858,611)       24,290,739            (45,323)
                                                        ===============    ===============    ==============     ==============



                                                                    MULTI-CAP
                                                                   GLOBAL VALUE                           INTERNATIONAL
                                                                       FUND                                   FUND
                                                        ------------------------------------   -----------------------------------
                                                        SIX MONTHS ENDED         YEAR ENDED    SIX MONTHS ENDED      YEAR ENDED
                                                         MAY 31, 2007           NOVEMBER 30,     MAY 31, 2007       NOVEMBER 30,
                                                          (UNAUDITED)               2006          (UNAUDITED)           2006
                                                        ---------------      ---------------   ---------------     ---------------
INVESTMENT ACTIVITIES:
Operations:
   Net investment income (loss).....................    $       653,926      $       104,430   $     2,106,553     $     3,200,611
   Net realized gain (loss) on investments and
     foreign currency transactions .................          6,088,927            1,965,726        12,259,146          18,918,017
   Net change in unrealized appreciation
     (depreciation) on investments and
     translation of assets and liabilities
     denominated in foreign currency ...............         21,359,704            3,767,830         9,859,361          23,233,840
                                                        ---------------      ---------------   ---------------     ---------------
Net increase in net assets resulting from operations         28,102,557            5,837,986        24,225,060          45,352,468
                                                        ---------------      ---------------   ---------------     ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income:
     Institutional Class............................             (5,457)            (152,915)         (136,127)         (5,010,295)
   From realized gains on investments:
     Distributor Class..............................                 --                   --                --                  --
     Institutional Class............................           (209,543)          (2,526,393)         (551,923)        (35,983,331)
                                                        ---------------      ---------------   ---------------     ---------------
Total Distributions.................................           (215,000)         (2,679,308)         (688,050)         (40,993,626)
                                                        ---------------      ---------------   ---------------     ---------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued:
     Distributor Class..............................                 --                   --                --                  --
     Institutional Class............................         26,316,357            9,087,866        14,723,082          15,551,804
   Dividends reinvested:
     Distributor Class..............................                 --                   --                --                  --
     Institutional Class............................            208,358            2,549,155           542,531          35,040,383
   Cost of shares redeemed:
     Distributor Class..............................                 --                   --                --                  --
     Institutional Class............................         (8,977,234)          (2,956,022)      (15,709,859)        (40,593,728)
   Subscription in kind (Note 1)
     Institutional Class ...........................         33,237,431                   --                --                  --
                                                        ---------------      ---------------   ---------------     ---------------
Change in net assets from capital share transactions         50,784,912            8,680,999          (444,246)          9,998,459
                                                        ---------------      ---------------   ---------------     ---------------
Net change in net assets............................         78,672,469           11,839,677        23,092,764          14,357,301
NET ASSETS:
   Beginning of period..............................         30,758,551           18,918,874       196,249,589         181,892,288
                                                        ---------------      ---------------   ---------------     ---------------
   End of period (including line A).................    $   109,431,020      $    30,758,551   $   219,342,353     $   196,249,589
                                                        ===============      ===============   ===============     ===============
(A) Undistributed (distributions in excess of)
net investment income ..............................    $       647,374      $        (1,095)  $     2,097,197     $       126,771
                                                        ===============      ===============   ===============     ===============
OTHER INFORMATION:
SHARE TRANSACTIONS:
   Distributor Class:
     Issued.........................................                 --                   --                --                  --
     Reinvested.....................................                 --                   --                --                  --
     Redeemed.......................................                 --                   --                --                  --
   Institutional Class:
     Issued.........................................          1,889,317              742,453         1,023,250           1,100,367
     Reinvested.....................................             15,705              212,467            37,917           2,636,633
     Redeemed.......................................           (641,859)            (244,915)       (1,073,864)         (2,922,654)
     Subscription in kind (Note 1)..................          3,518,127                   --                --                  --
                                                        ---------------      ---------------   ---------------     ---------------
Net increase (decrease) in share transactions ......          4,781,290              710,005           (12,697)            814,346
                                                        ===============      ===============   ===============     ===============


                                                                  EQUITY INCOME
                                                                      FUND
                                                        ------------------------------------
                                                         SIX MONTHS ENDED      YEAR ENDED
                                                           MAY 31, 2007       NOVEMBER 30,
                                                           (UNAUDITED)           2006 (a)
                                                         ---------------     ---------------
INVESTMENT ACTIVITIES:
Operations:
   Net investment income (loss).....................     $     1,766,539     $       394,084
   Net realized gain (loss) on investments and
     foreign currency transactions .................          17,749,873            (470,216)
   Net change in unrealized appreciation
     (depreciation) on investments and
     translation of assets and liabilities
     denominated in foreign currency ...............          72,575,538           4,199,629
                                                         ---------------     ---------------
Net increase in net assets resulting from operations          92,091,950           4,123,497
                                                         ---------------     ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income:
     Institutional Class............................            (383,416)           (302,769)
   From realized gains on investments:
     Distributor Class..............................                  --                  --
     Institutional Class............................                  --                  --
                                                         ---------------     ---------------
Total Distributions.................................            (383,416)           (302,769)
                                                         ---------------     ---------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued:
     Distributor Class..............................                  --                  --
     Institutional Class............................          21,473,704          50,132,943
   Dividends reinvested:
     Distributor Class..............................                  --                  --
     Institutional Class............................              52,463             228,575
   Cost of shares redeemed:
     Distributor Class..............................                  --                  --
     Institutional Class............................         (43,903,964)         (4,981,658)
   Subscription in kind (Note 1)
     Institutional Class ...........................         173,691,180                  --
                                                         ---------------     ---------------
Change in net assets from capital share transactions         151,313,383          45,379,860
                                                         ---------------     ---------------
Net change in net assets............................         243,021,917          49,200,588
NET ASSETS:
   Beginning of period..............................          49,200,588                  --
                                                         ---------------     ---------------
   End of period (including line A).................     $   292,222,505     $    49,200,588
                                                         ===============     ===============
(A) Undistributed (distributions in excess of)
net investment income ..............................     $     1,474,438     $        91,315
                                                         ===============     ===============
OTHER INFORMATION:
SHARE TRANSACTIONS:
   Distributor Class:
     Issued.........................................                  --                  --
     Reinvested.....................................                  --                  --
     Redeemed.......................................                  --                  --
   Institutional Class:
     Issued.........................................           1,878,301           4,937,779
     Reinvested.....................................               4,676              21,175
     Redeemed.......................................          (3,877,871)           (488,106)
     Subscription in kind (Note 1)..................          21,167,852                  --
                                                         ---------------     ---------------
Net increase (decrease) in share transactions ......          19,172,958           4,470,848
                                                         ===============     ===============

--------------------------------------------------------------------------
(a) Atlantic  Whitehall  Equity  Income  Fund,  Institutional  Class,  commenced investment operations on December 1, 2005.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                     22-23

ATLANTIC WHITEHALL FUNDS TRUST
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                        GROWTH FUND - DISTRIBUTOR CLASS
                                             ------------------------------------------------------------------------------------
                                              SIX MONTHS
                                                ENDED                              YEARS ENDED NOVEMBER 30,
                                             MAY 31, 2007       -----------------------------------------------------------------
                                             (UNAUDITED)          2006        2005          2004             2003         2002
                                             ------------       --------    --------      ---------        --------     ---------
NET ASSET VALUE,
Beginning of Period......................... $      12.24       $  15.15    $  15.50      $   15.63        $  13.55     $   17.07
                                             ------------       --------    --------      ---------        --------     ---------
Income (loss) from Investment Operations:
   Net investment gain (loss)...............         0.01          (0.02)      (0.05)         (0.05)          (0.10)        (0.10)
   Net realized and unrealized gain (loss)
     on investment transactions ............         0.99           0.49        1.11          (0.08)           2.18         (3.42)
                                             ------------       --------    --------      ---------        --------     ---------
   Total income (loss) from
     investment operations .................         1.00           0.47        1.06          (0.13)           2.08         (3.52)
                                             ------------       --------    --------      ---------        --------     ---------
Less Distributions from:
   Realized gains...........................        (0.11)         (3.38)      (1.41)            --              --            --
                                             ------------       --------    --------      ---------        --------     ---------
   Total Distributions......................        (0.11)         (3.38)      (1.41)            --              --            --
                                             ------------       --------    --------      ---------        --------     ---------
Net change in net asset value per share ....         0.89          (2.91)      (0.35)         (0.13)           2.08         (3.52)
                                             ------------       --------    --------      ---------        --------     ---------
NET ASSET VALUE,
   End of Period............................ $      13.13       $  12.24    $  15.15      $   15.50        $  15.63     $   13.55
                                             ============       ========    ========      =========        ========     =========
Total Return(a).............................         8.26%(b)       3.67%       7.19%         (0.83)%         15.35%       (20.62)%
Ratios/Supplemental Data:
Net Assets at the end of period
  (in thousands) ........................... $     21,747       $ 28,182    $ 50,744      $  80,277        $161,771     $ 149,610
Ratios to average net assets:
   Expenses before waivers/recoupment.......         1.33%          1.61%       1.50%          1.51%           1.54%         1.52%
   Expenses net of waivers/recoupment ......         1.35%          1.35%       1.35%          1.39%           1.39%         1.33%
   Net investment income (loss)
     (net of waivers/recoupment)                     0.19%         (0.15)%     (0.27)%        (0.22)%         (0.70)%       (0.72)%
Portfolio Turnover Rate.....................           44%(b)(c)      38%         36%            41%             14%(d)         9%
--------------------------------------------------------------------------

(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions. Total returndoes not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.
(b)  Not Annualized.
(c)  Portfolio turnover rate excludes the effect of the subscription in kind.
(d)  Portfolio turnover rate excludes the effect of the redemption in kind.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                               GROWTH FUND
                                                                          INSTITUTIONAL CLASS
                                             -------------------------------------------------------------------------
                                              SIX MONTHS
                                                ENDED         YEAR ENDED   YEAR ENDED     YEAR ENDED     PERIOD ENDED
                                             MAY 31, 2007    NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,      NOVEMBER 30,
                                             (UNAUDITED)         2006         2005           2004           2003(a)
                                             ------------       --------    --------      ---------        --------
NET ASSET VALUE,
Beginning of Period......................... $      12.37       $  15.24    $  15.55      $   15.63        $  14.72
                                             ------------       --------    --------      ---------        --------
Income (loss) from Investment Operations:
   Net investment income (loss).............         0.04           0.02          --(b)          --(b)        (0.02)
   Net realized and unrealized gain (loss)
     on investment transactions ............         0.99           0.49        1.10          (0.08)           0.93
                                             ------------       --------    --------      ---------        --------
   Total income (loss) from
     investment operations .................         1.03           0.51        1.10          (0.08)           0.91
                                             ------------       --------    --------      ---------        --------
Less Distributions from:
   Realized gains...........................        (0.11)         (3.38)      (1.41)            --              --
                                             ------------       --------    --------      ---------        --------
   Total Distributions......................        (0.11)         (3.38)      (1.41)            --              --
                                             ------------       --------    --------      ---------        --------
Net change in net asset value per share ....         0.92          (2.87)      (0.31)         (0.08)           0.91
                                             ------------       --------    --------      ---------        --------
NET ASSET VALUE,
   End of Period ........................... $      13.29       $  12.37    $  15.24      $   15.55        $  15.63
                                             ============       ========    ========      =========        ========
Total Return(c).............................         8.42%(d)       3.94%       7.45%         (0.51)%          6.18%(d)
Ratios/Supplemental Data:
Net Assets at the end of period
  (in thousands)... ........................ $     78,303       $ 22,552    $ 24,881      $  40,785        $ 17,519
Ratios to average net assets:
   Expenses before waivers/recoupment ......         1.08%          1.36%       1.25%          1.26%           1.29%
   Expenses net of waivers/recoupment ......         1.10%          1.10%       1.10%          1.14%           1.14%
   Net investment income (loss)
    (net of waivers/recoupment) ............         0.44%          0.10%      (0.02)%         0.03%          (0.56)%
Portfolio Turnover Rate.....................           44%(d)(e)      38%         36%            41%             14%(f)

--------------------------------------------------------------------------
(a) Atlantic Whitehall Growth Fund, Institutional Class commenced investment operations on August 20, 2003.
(b)  Represents less than $0.005 per share.
(c) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.
(d)  Not Annualized.
(e)  Portfolio  turnover rate excludes the effect of the  subscription  in kind.
(f)  Portfolio turnover rate excludes the effect of the redemption in kind.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                    MID CAP
                                                                  GROWTH FUND
                                                               INSTITUTIONAL CLASS
                                             ---------------------------------------------------------
                                              SIX MONTHS
                                                ENDED         YEAR ENDED   YEAR ENDED     YEAR ENDED
                                             MAY 31, 2007    NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,
                                             (UNAUDITED)         2006         2005           2004(a)
                                             ------------       --------    --------      ---------
NET ASSET VALUE,
Beginning of Period.............. .......... $      12.64       $  11.69    $  10.65      $   10.00
                                             ------------       --------    --------      ---------
Income from Investment Operations:
   Net investment income (loss).. ..........         0.02          (0.05)      (0.05)         (0.05)
   Net realized and unrealized gain on
      investment transactions .. ...........         1.43           1.00        1.09           0.70
                                             ------------       --------    --------      ---------
   Total income from investment operations .         1.45           0.95        1.04           0.65
                                             ------------       --------    --------      ---------
   Net change in net asset value per share .         1.45           0.95        1.04           0.65
                                             ------------       --------    --------      ---------
NET ASSET VALUE,
   End of Period................. .......... $      14.09       $  12.64    $  11.69      $   10.65
                                             ============       ========    ========      =========
Total Return(b).................. ..........        11.47%(c)       8.13%       9.77%          6.50%(c)
Ratios/Supplemental Data:
Net Assets at the end of period
    (in thousands) ......................... $    462,751       $107,962    $100,385      $  46,358
Ratios to average net assets:
   Expenses before waivers ...... ..........         0.98%          1.24%       1.23%          1.30%
   Expenses net of waivers ...... ..........         0.98%          1.21%       1.23%          1.30%
   Net investment income (loss)
    (net of waivers). ......................         0.33%         (0.42)%     (0.67)%        (0.81)%
Portfolio Turnover Rate.......... ..........           27%(c)(d)      30%         25%            18%(c)

--------------------------------------------------------------------------
(a) Atlantic Whitehall Mid-Cap Growth Fund, Institutional Class commenced investment operations on March 1, 2004.
(b) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.
(c) Not Annualized.
(d) Portfolio turnover rate excludes the subscription in kind.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                MULTI-CAP GLOBAL
                                                                  VALUE FUND
                                                               INSTITUTIONAL CLASS
                                             ---------------------------------------------------------
                                              SIX MONTHS
                                                ENDED         YEAR ENDED   YEAR ENDED     YEAR ENDED
                                             MAY 31, 2007    NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,
                                             (UNAUDITED)         2006         2005         2004(a)
                                             ------------       --------    --------      ---------
NET ASSET VALUE,
Beginning of Period......................... $      12.88       $  11.27    $  10.40      $   10.00
                                             ------------       --------    --------      ---------
Income from Investment Operations:
   Net investment income....................         0.09           0.05        0.05           0.04
   Net realized and unrealized gain on
      investment and foreign currency
      transactions .........................         2.33           2.92        0.87           0.36
                                             ------------       --------    --------      ---------
   Total income from investment operations .         2.42           2.97        0.92           0.40
                                             ------------       --------    --------      ---------
Less Distributions from:
   Net investment income....................           --(b)       (0.08)      (0.04)            --
   Realized gains...........................        (0.04)         (1.28)      (0.01)            --
                                             ------------       --------    --------      ---------
   Total Distributions......................        (0.04)         (1.36)      (0.05)            --
                                             ------------       --------    --------      ---------
   Net change in net asset value per share .         2.38           1.61        0.87           0.40
                                             ------------       --------    --------      ---------
NET ASSET VALUE,
   End of Period............................ $      15.26       $  12.88    $  11.27      $   10.40
                                             ============       ========    ========      =========
Total Return(c).............................        18.80%(d)      27.78%       8.91%          4.00%(d)
Ratios/Supplemental Data:
Net Assets at the end of period
   (in thousands) .......................... $    109,431       $ 30,759    $ 18,919      $  18,548
Ratios to average net assets:
   Expenses before waivers/recoupment ......         1.16%          1.67%       1.64%          1.54%
   Expenses net of waivers/recoupment ......         1.30%          1.30%       1.30%          1.30%
   Net investment income
     (net of waivers/recoupment) ...........         1.44%          0.45%       0.39%          0.49%
Portfolio Turnover Rate.....................           35%(d)(e)      59%         59%            76%(d)

--------------------------------------------------------------------------
(a) Atlantic Whitehall Multi-Cap Global Value Fund, Institutional Class commenced investment operations on March 1, 2004.
(b)  Amount represents less than $(0.005) per share.
(c) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.
(d)  Not Annualized.
(e)  Portfolio turnover rate excludes the subscription in kind.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                          INTERNATIONAL FUND
                                                                          INSTITUTIONAL CLASS
                                             -------------------------------------------------------------------------
                                              SIX MONTHS
                                                ENDED         YEAR ENDED   YEAR ENDED     YEAR ENDED      PERIOD ENDED
                                             MAY 31, 2007    NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,      NOVEMBER 30,
                                             (UNAUDITED)         2006         2005           2004           2003(a)
                                             ------------       --------    --------      ---------        --------
NET ASSET VALUE,
Beginning of Period.......................   $      13.88       $  13.65    $  13.01      $   10.55        $  10.00
                                             ------------       --------    --------      ---------        --------
Income from Investment Operations:
   Net investment income..................           0.15           0.24        0.17           0.11            0.01
   Net realized and unrealized gain on
     investment and foreign currency
     transactions ........................           1.55           3.12        1.09           2.40            0.54
                                             ------------       --------    --------      ---------        --------
   Total income from investment operations           1.70           3.36        1.26           2.51            0.55
                                             ------------       --------    --------      ---------        --------
Less Distributions from:
   Net investment income..................          (0.01)         (0.38)      (0.10)            --              --
   Realized gains.........................          (0.04)         (2.75)      (0.52)         (0.05)             --
                                             ------------       --------    --------      ---------        --------
   Total Distributions....................          (0.05)         (3.13)      (0.62)         (0.05)             --
                                             ------------       --------    --------      ---------        --------
   Net change in net asset value per share           1.65           0.23        0.64           2.46            0.55
                                             ------------       --------    --------      ---------        --------
NET ASSET VALUE,
   End of Period..........................   $      15.53       $  13.88    $  13.65      $   13.01        $  10.55
                                             ============       ========    ========      =========        ========
Total Return(b)...........................          12.26%(c)      27.06%       9.96%         23.88%           5.50%(c)
Ratios/Supplemental Data:
Net Assets at the end of period
   (in thousands)... .....................   $    219,342       $196,250    $181,892      $ 187,470        $157,864
Ratios to average net assets:
   Expenses before waivers/recoupment ....           1.36%          1.54%       1.53%          1.60%           1.50%
   Expenses net of waivers/recoupment ....           1.43%          1.50%       1.53%          1.60%           1.50%
   Net investment income
     (net of waivers/recoupment) .........           2.03%          1.70%       1.16%          0.94%           0.26%
Portfolio Turnover Rate...................             12%(c)(d)      17%         34%            37%             12%(c)

--------------------------------------------------------------------------
(a) Atlantic Whitehall International Fund, Institutional Class commenced investment operations on September 5, 2003.
(b) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.
(c)  Not Annualized.
(d)  Portfolio turnover rate excludes the subscription in kind.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                  EQUITY INCOME FUND
                                                  INSTITUTIONAL CLASS
                                            --------------------------------
                                               SIX MONTHS
                                                  ENDED         YEAR ENDED
                                              MAY 31, 2007     NOVEMBER 30,
                                               (UNAUDITED)        2006(A)
                                             ------------       ------------
NET ASSET VALUE,
Beginning of Period........................  $      11.00       $      10.00
                                             ------------       ------------
Income from Investment Operations:
   Net investment income...................          0.06               0.08
   Net realized and unrealized gain on
     investment transactions ..............          1.32               0.99
                                             ------------       ------------
   Total gain from investment operations ..          1.38               1.07
                                             ------------       ------------
Less Distributions from:
   Net investment income...................         (0.02)             (0.07)
                                             ------------       ------------
   Total Distributions.....................         (0.02)             (0.07)
                                             ------------       ------------
Net change in net asset value per share ...          1.36               1.00
                                             ------------       ------------
NET ASSET VALUE,
   End of Period ..........................  $      12.36       $      11.00
                                             ============       ============
Total Return(b)............................         12.41%(c)          10.87%
Ratios/Supplemental Data:
Net Assets at the end of period
   (in thousands) .........................  $    292,223       $     49,201
Ratios to average net assets:
   Expenses before waivers/recoupment .....          1.00%              1.64%
   Expenses net of waivers/recoupment .....          1.07%              1.10%
   Net investment income
    (net of waivers and recoupment) .......          1.30%              1.32%
Portfolio Turnover Rate....................            42%(c)(d)          43%
--------------------------------------------------------------------------
(a) Atlantic Whitehall Equity Income Fund, Institutional Class commenced investment operations on December 1, 2005.
(b) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions. Total return does not affect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.
(c)  Not Annualized.
(d)  Portfolio turnover rate excludes the subscription in kind.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED MAY 31, 2007 (UNAUDITED)
--------------------------------------------------------------------------------
NOTE 1 -- ORGANIZATION. Atlantic Whitehall Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company. The Trust consists of five separate investment portfolios: Growth Fund, Mid-Cap Growth Fund, Multi-Cap Global Value Fund, International Fund and Equity Income Fund (individually, a "Fund," and collectively, the "Funds"). The Growth Fund is authorized to issue two classes of shares (Distributor Class and Institutional Class) and Mid-Cap Growth Fund, Multi-Cap Global Value Fund, International Fund and Equity Income Fund are each authorized to issue one class of shares (Institutional Class). Each class of shares outstanding bears the same voting, dividend, liquidation and other rights and conditions. These financial statements include the Trust's active portfolios: Growth Fund, Mid-Cap Growth Fund, Multi-Cap Global Value Fund, International Fund and Equity Income Fund.

At meetings on May 3, 2006 and July 26, 2006, the Board of Trustees of the Trust considered and approved certain transactions (the "Reorganizations") that had the effect of transferring the assets and liabilities of various common trust funds ("CTFs") for which Atlantic Trust Company, N.A. served as trustee and adviser into the Funds. The Reorganizations occurred on December 1, 2006. A list of each of the CTFs and the Funds into which the CTF assets were transferred is set forth below.

                                                                                              PURCHASE       SHARES
CTF FUND                                       ATLANTIC WHITEHALL FUND                         AMOUNT        ISSUED
--------                                       -----------------------                         ------       -------
Atlantic Trust Large-Cap Fund                  Atlantic Whitehall Growth Fund,
                                               Institutional Class                        $  70,066,095     5,691,803

Atlantic Trust Mid-Cap Growth Fund             Atlantic Whitehall Mid-Cap Growth
                                               Fund, Institutional Class                    390,628,674    31,076,267

Atlantic Trust Equity Income Fund              Atlantic Whitehall Equity Income
                                               Fund, Institutional Class                    225,322,530    20,502,505

Atlantic Trust Retirement Growth Fund          Atlantic Whitehall Growth Fund,
                                               Institutional Class                            2,875,047       233,554

Atlantic Trust Retirement Mid Cap Growth Fund  Atlantic Whitehall Mid-Cap Growth
                                               Fund, Institutional Class                     10,711,909       852,181

Atlantic Trust Retirement Equity Income Fund   Atlantic Whitehall
                                               Equity Income Fund,
                                               Institutional Class                            7,312,161       665,347
Atlantic Trust Multi-Cap Global Value Fund     Atlantic Whitehall Multi-Cap
                                               Global Value Fund,
                                               Institutional Class                           38,129,931     2,962,699

Atlantic Trust Retirement Multi-Cap
Global Value Fund                              Atlantic Whitehall Multi-Cap
                                               Global Value Fund, Institutional Class         7,148,361       555,428

The reorganizations resulted in a subscription in kind for each of the Funds listed above, which was comprised of the following:

                                                                                             TOTAL                UNREALIZED
                                                  COST OF                                SUBSCRIPTION-IN        APPRECIATION
FUND                                            SECURITIES               CASH                KIND              (DEPRECIATION)
----                                           ------------          -----------         ---------------       --------------
Growth Fund                                    $ 48,792,787          $1,700,676           $ 50,493,463           $ 22,447,678
Mid-Cap Growth Fund                             220,074,681           5,115,070            225,189,751            176,150,832
Multi-Cap Global Value Fund                      30,839,482           2,397,949             33,237,431             12,040,861
Equity Income Fund                              166,947,275           6,743,905            173,691,180             58,943,510

Expenses related to the conversion were borne by both Stein Roe Investment Counsel, Inc. (the "Adviser") and the Funds (allocated on an asset-weighted basis). To the extent a Fund's existing expense cap precluded the Fund from bearing some of the costs, the Adviser paid the Fund's allocated portion.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies followed by the Funds in the preparation of the financial statements. The policies are in conformity with U.S. generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

         (A) PORTFOLIO VALUATIONS: Securities are valued using market quotations. Securities listed on an exchange are valued on the basis of the last sale price or NASDAQ official closing price ("NOCP"), when appropriate. If the last sale price or NOCP is not reported, the current bid price is used. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by or under the general supervision of the Board of Trustees. A Fund will use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value such that a market quotation is not "readily available." The closing price or the latest quoted bid price of a

ATLANTIC WHITEHALL FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED MAY 31, 2007 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

         security may not reflect its current value if, among other things, a significant event occurs after the closing price or the latest bid price but before a Fund calculates its net asset value that materially affects the value of the security. The Funds use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market quotation is readily available and, if not, what fair value to assign to the security. To determine the appropriate valuation method, the following factors that may be considered include, but are not limited to the following: (a) the fundamental analytical data relating to the investment; (b) the nature and duration of restrictions on disposition of the securities;
         (c) the evaluation of the forces which influence the market in which the securities are purchased; and (d) any other relevant factors. With respect to fair value of securities traded on foreign markets, the following factors may also be relevant: (a) value of foreign securities traded on foreign markets; (b) American Depository Receipts ("ADR") trading; (c) closed-end fund trading; (d) foreign currency exchange activity; and (e) trading of financial products that are tied to baskets of foreign securities. In light of the judgment involved in fair valuation decisions, there can be no assurance that a fair value assigned to a particular security is what ultimately might be realized in a disposition of the security. Investments in Money Market Funds are valued at their net asset value as reported by the underlying fund.

         Multi-Cap Global Value Fund and International Fund may review U.S. market moves after the close of foreign markets to assist with the decision whether to substitute fair values for foreign security market prices. When fair values are substituted for foreign security market prices, fair values are obtained from an independent service provider that applies a multi-factor methodology, which uses factors such as ADRs, sector indices and futures, to each foreign portfolio security reviewed as part of this process.

         Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees. All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars.

         To the extent a Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares. Portfolio securities which are primarily traded on foreign exchanges may be valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. Over-the-counter securities are valued on the basis of the bid price at the close of business on each business day.

         (B) REPURCHASE AGREEMENTS: The Funds may invest in securities subject to repurchase agreements with any bank or registered broker-dealer who, in the opinion of the Trustees, present a minimum risk of bankruptcy. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The Adviser will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the security always equals or exceeds the repurchase price. If the seller should default on its obligation to repurchase the securities, a Fund may experience a decrease in value, from the securities, problems in exercising its rights to the underlying securities and costs and time delays in connection with the disposition of securities. The Funds have no repurchase agreements outstanding at May 31, 2007.

         (C) SECURITIES TRANSACTIONS AND RELATED INCOME: The Funds record security transactions on a trade date basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Dividend income and dividend reclaims are recognized on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recognized as soon as the Fund is informed of the ex-dividend date. Realized gains and losses from security transactions are recorded on an identified cost basis. Investment income and realized and unrealized gains and losses are allocated to the separate classes of shares based upon the relative net assets of each class.

         (D) EXPENSES: The Trust accounts separately for the assets, liabilities and operations of each Fund. Direct expenses of a Fund are charged to that Fund, while general Trust expenses are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund or on another reasonable basis. In addition, non-class specific expenses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses are allocated directly to the appropriate class and relate to distribution fees.

         (E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends and distributions to shareholders are recorded on the ex-dividend date.
         Growth Fund, Mid-Cap Growth Fund, Multi-Cap Global Value Fund, International Fund and Equity Income Fund may declare and pay dividends from net investment income annually. Net realized gains on portfolio securities, if any, are distributed at least annually by each Fund. However, to the extent net realized capital gains can be offset by capital loss carryovers, such gains will not be distributed. The amount of dividends and distributions are recorded by the Funds on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from U.S. generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature. To the extent
         these   differences   are   permanent  in  nature,   such  amounts

ATLANTIC WHITEHALL FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED MAY 31, 2007 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

         are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

         The tax character of distributions paid during fiscal 2006 and 2005 were as follows:

                                           DISTRIBUTIONS PAID IN 2006                 DISTRIBUTIONS PAID IN 2005
                                           ---------------------------                --------------------------
                                            ORDINARY         LONG-TERM                 ORDINARY       LONG-TERM
         FUND                               INCOME*       CAPITAL GAINS                INCOME*     CAPITAL GAINS
         ----                               ------        -------------                ------      -------------
         Growth Fund..................     $   344,635    $ 14,148,810               $         --    $ 9,130,897
         Multi-Cap Global Value Fund..         967,575       1,711,733                     85,746          9,578
         International Fund...........       6,864,763      34,128,863                  7,724,766      1,160,698
         Equity Income Fund...........         302,769              --                         --             --

         As of November 30, 2006, the components of distributable earnings on a tax basis were as follows:

                                            ACCUMULATED     UNDISTRIBUTED
                                              CAPITAL         ORDINARY        UNDISTRIBUTED     UNREALIZED
         FUND                             AND OTHER LOSSES     INCOME*       LONG-TERM GAIN     APPRECIATION
         ----                             ----------------     ------        --------------     ------------
         Growth Fund .................     $        --       $   7,650       $   1,018,210      $   7,231,261
         Mid-Cap Growth Fund..........        (322,431)             --                  --         19,882,168
         Multi-Cap Global Value Fund..          (6,446)        209,673               3,017          5,190,952
         International Fund...........          (9,220)        135,991             551,818         57,384,042
         Equity Income Fund...........        (419,574)         91,379                  --          4,150,222

         *For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

         Book/tax differences are primarily attributable to wash sales.

         (F) FEDERAL INCOME TAXES: It is the Funds' policy to continue to comply with the applicable requirements of Subchapter M of the Internal Revenue Code and to distribute in a timely manner all of their net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

         (G) FOREIGN CURRENCY: Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates using a current 4:00 PM Eastern Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

         (H) FORWARD FOREIGN CURRENCY TRANSACTIONS: Forward foreign exchange contracts are used to hedge against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Funds have no forward foreign currency transactions outstanding at May 31, 2007.

         (I) FOREIGN SECURITIES: Investing in the securities of issuers in any foreign country, including ADRs, involves special risks and considerations not typically associated with investing in U.S. companies. These include, but are not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation (including potentially confiscatory levels of taxation), auditing and other financial practices. Emerging market securities typically present even greater exposure to these same risks. Stock markets in emerging market countries also tend to be much more volatile than the U.S. stock market due to their relative immaturity and periods of instability.

         (J) COMMITMENTS AND CONTINGENCIES: In the normal course of business, the Trust enters into contracts on behalf of the Funds that contain a variety of provisions for general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that are not known at this time. However, based on experience, the Funds believe the risk of loss is remote.

         (K)  RECENTLY  ISSUED  ACCOUNTING  STANDARDS:  On July  13,  2006,  the
         Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN
         48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether

ATLANTIC WHITEHALL FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED MAY 31, 2007 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

         the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

         In September 2006, FASB issued STATEMENT ON FINANCIAL ACCOUNTING STANDARDS NO. 157, "FAIR VALUE MEASUREMENTS" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of November 30, 2006, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statements of operations for a fiscal period.

NOTE 3 -- ADVISORY FEES. Stein Roe Investment Counsel, Inc. (the "Adviser"),  an
affiliate  of  INVESCO  PLC  (formerly   AMVESCAP  PLC)  ("INVESCO"),   provides
investment advisory services to the Funds.

Pursuant to the terms of the Investment Advisory Agreements, the Adviser is entitled to a fee that is calculated daily and paid monthly based on the average daily net assets of each Fund, at the annual rate of each Fund listed in the table below. In addition, the Adviser contractually agreed to waive its advisory fee and/or reimburse expenses through March 31, 2008 to the extent necessary to maintain net expenses for each class of each Fund, as follows:

                                                              CONTRACTUAL EXPENSE LIMITATIONS
FUND                                     ADVISORY FEE     DISTRIBUTOR CLASS    INSTITUTIONAL CLASS
Growth Fund.....................             0.85%            1.35%                  1.10%
Mid-Cap Growth Fund.............             0.85%             N/A                   1.30%
Multi-Cap Global Value Fund.....             0.90%             N/A                   1.30%
International Fund..............             1.15%             N/A                   1.50%
Equity Income Fund..............             0.85%             N/A                   1.10%

As of May 31, 2007, the following Funds were below their contractual expense limitation:

FUND                                  CLASS    NET EXPENSE RATIO AT MAY 31, 2007
Mid-Cap Growth Fund............. Institutional                 0.98%
International Fund.............. Institutional                 1.43%
Equity Income Fund.............. Institutional                 1.07%

Any waivers and/or reimbursements made by the Adviser between December 1, 2005 and November 30, 2006 with respect to each Fund are subject to recoupment from the Fund within the subsequent 12-month period, provided that the Fund is able to pay the Adviser and remain in compliance with the foregoing expense limitations. Any waivers and/or reimbursements made by the Adviser on or after December 1, 2006 with respect to each Fund, with the exception of Equity Income Fund, are not subject to recoupment from the Fund. For the six months ended May 31, 2007, the Adviser recouped $8,834, $0, $63,768, $71,840 and $91,028 in advisory fees for Growth Fund, Mid-Cap Growth, Multi-Cap Global Value Fund, International Fund and Equity Income Fund, respectively. The Adviser received advisory fees, net of recoupment, of $460,533, $1,952,221, $473,705, $1,263,263 and $1,245,078 for Growth Fund, Mid-Cap Growth Fund, Multi-Cap Global Value Fund, International Fund and Equity Income Fund respectively, for the six months ended May 31, 2007.

AIM Funds Management, Inc. ("AIM") serves as sub-adviser to Multi-Cap Global Value Fund. INVESCO Global Asset Management (N.A.), Inc. ("IGAM") serves as sub-adviser to International Fund. AIM and IGAM are subsidiaries of INVESCO. The sub-advisers provide advisory services, including portfolio management, to the Funds, subject to the review of the Board of Trustees and the overall supervision of the Adviser. AIM and IGAM are entitled to receive from the Adviser a fee based on the average daily net assets of Multi- Cap Global Value Fund and International Fund at the annual rate of 0.35% and 0.45%, respectively.

Effective May 23, 2007, AMVESCAP PLC changed its name to INVESCO PLC.

NOTE 4 -- ADMINISTRATION, TRANSFER AGENT AND DISTRIBUTION FEES. Effective December 1, 2006, the Trust and PFPC Inc. ("PFPC") have entered into an administration agreement under which PFPC provides services for a fee computed daily and paid monthly at the annual rate of 0.04% of aggregate average daily net assets of the Funds up to $1 billion; 0.035% of aggregate average daily net assets of the Funds in excess of $1 billion up to $2 billion; and 0.03% of aggregate average daily net assets in excess of $2 billion. To the extent the foregoing fees do not exceed $375,000 in a given year, PFPC is entitled to receive a minimum complex-wide fee of $375,000 per annum based on the existing five Funds that comprise the Trust. Prior to December 1, 2006, the Trust and PFPC had entered into an administration agreement under which PFPC provided services for a fee, computed daily and paid monthly, at the annual rate of 0.08% of average daily net assets of each Fund up to $500 million; 0.06% of average daily net assets of each Fund in excess $500 million up to $1 billion; and 0.05% of average daily net assets of each Fund in excess of $1 billion. In addition, PFPC also provides certain fund accounting and administration services, fees for which are included in the administration fees on the Statement of Operations. PFPC also serves as transfer agent for the Funds pursuant to a Transfer Agency
and  Services   Agreement  with  the  Trust   effective   March  1,

ATLANTIC WHITEHALL FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED MAY 31, 2007 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

1998. PFPC Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of PFPC, serves as the distributor of the Funds. The Trust has adopted a Rule 12b-1 Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to the Distributor Class of Growth Fund. The Distributor may be paid a fee of up to 0.25% of the average daily net assets of the Distributor Class of the Growth Fund. The Distributor serves as the exclusive distributor of the shares of the Growth Fund pursuant to the Plan.

NOTE 5 -- TRUSTEE COMPENSATION. At the January 30, 2007 board meeting, the Nominating and Governance Committee approved changes to the compensation for Independent Trustees. Effective December 1, 2006, the compensation for the Independent Trustees is as follows: the Trust pays each Independent Trustee a retainer of $14,000 per year, and to the extent the Independent Trustee serves on one or more committees of the Trust, an aggregate committee member retainer of $3,000 per year. In addition, an Independent Trustee receives a fee of $2,000 per meeting attendance at Board or committee meetings. The Chairperson of the Board also receives from the Trust an additional Board member retainer of $4,000 per year and an additional fee of $750 per meeting for attendance at Board meetings. The Chairperson of the Audit Committee receives from the Trust an additional Audit Committee member retainer of $2,000 per year and an additional fee of $750 per meeting for attendance at Audit Committee meetings. The Chairperson of the Nominating and Governance Committee receives from the Trust an additional Nominating and Governance Committee member retainer of $1,000 per year and an additional fee of $750 per meeting for attendance at Nominating and Governance Committee meetings. The Trust also reimburses expenses incurred by each Independent Trustee in attending such meetings. Trustees who are affiliated receive no compensation from the Trust. Prior to December 1, 2006, the Trust paid each Independent Trustee an annual retainer of $14,000 ($16,000 for the Audit Committee Chairperson and $18,000 for the Board Chairperson), a fee of $1,500 for each Board of Trustees meeting attended and $1,500 for each Board of Trustees committee meeting attended. Also, the Audit Committee Chairperson and the Nominating Committee Chairperson each received an additional $500 for each committee meeting attended. The Trust also reimbursed expenses incurred by each Independent Trustee in attending such meetings. Trustees who were affiliated received no compensation from the Trust.

NOTE 6 -- SECURITIES TRANSACTIONS. For the six months ended May 31, 2007, the cost of purchases and the proceeds from sales of the Funds' portfolio securities (excluding short-term investments) amounted to the following:

                                                   PURCHASES                                SALES
                                     ----------------------------------      ------------------------------------
FUND                                 U.S. GOVERNMENT        OTHER            U.S. GOVERNMENT          OTHER
-----                                ---------------      -------------      ---------------      --------------
Growth Fund (a).................     $           --       $  24,581,661      $           --       $   55,189,032
Mid-Cap Growth Fund (a).........                 --          58,714,058                  --          147,959,045
Multi-Cap Global Value Fund (a).                 --          37,562,879                  --           19,414,596
International Fund .............                 --          24,882,329                  --           31,098,881
Equity Income Fund (a)..........                 --          39,876,627                  --           64,518,148

(a) On December 1, 2006, as a result of the Reorganization, the Fund had a subscription-in-kind, which is excluded from the purchases above. Please see Note 1 for more details.

The aggregate gross unrealized appreciation and depreciation, net unrealized appreciation (depreciation) and cost for all securities as computed on a federal income tax basis, at May 31, 2007 for each Fund is as follows:

                                                                                      NET
                                         GROSS                 GROSS            APPRECIATION/
FUND                                  APPRECIATION         DEPRECIATION         (DEPRECIATION)           COST
--------                             --------------       --------------       ---------------        ----------
Growth Fund ....................    $   21,344,319        $     (868,091)       $  20,476,228        $  79,692,134
Mid-Cap Growth Fund.............       182,618,482            (3,188,883)         179,429,599          283,648,245
Multi-Cap Global Value Fund.....        26,779,804              (120,271)          26,659,533           82,498,928
International Fund..............        68,040,448              (693,177)          67,347,271          153,191,278
Equity Income Fund..............        76,891,328              (116,161)          76,775,167          215,114,596

NOTE 7 -- CAPITAL SHARES TRANSACTIONS. The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 each. Transactions in shares of the Funds are shown in the Statements of Changes in Net Assets.

NOTE 8 -- CAPITAL LOSS CARRYOVERS. During the year ended November 30, 2006, Mid-Cap Growth Fund utilized capital loss carryforwards of $764,118. At November 30, 2006, Mid-Cap Growth Fund and Equity Income Fund had the following capital loss carryovers:

FUND                        CAPITAL LOSS CARRYOVER        EXPIRATION DATE
----                        ----------------------        ---------------
Mid-Cap Growth Fund             $   322,431                   2013
Equity Income Fund                  419,574                   2014

NOTE 9 -- As a result of the increased assets from the reorganization of the common trust funds, the Board of Trustees at the May 2, 2007 regular board meeting, authorized an increase to the minimum amount of the Fidelity Bond to reflect the Funds' increased assets as of February 27, 2007. The additional premium for the increased coverage totaled $731.

ATLANTIC WHITEHALL FUNDS TRUST
ADDITIONAL INFORMATION (UNAUDITED)

--------------------------------------------------------------------------------

FORM N-Q: The Trust files complete Portfolio of Investments for the Funds with the Securities and Exchange Commission (the "SEC") for the Trust's first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available on the SEC's website at www.sec.gov. and are available for review and copying at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330.

PROXY VOTING: Atlantic Whitehall Fund Trust's Proxy Voting Policies and Procedures, used to determine how to vote proxies relating to portfolio securities, are included in the Trust's Statement of Additional Information, which is available (i) upon request, without charge, by calling 1-800-994-2533;
(ii) on Atlantic Whitehall Fund Trust's website at www.atlanticwhitehallfunds.com; and (iii) on the SEC's website at www.sec.gov. Atlantic Whitehall Fund Trust's Proxy Voting Record for the most recent twelve-month period ended June 30 is available (i) upon request, without charge, by calling 1-800-994-2533 and (ii) on the SEC's website at www.sec.gov.

DISCLOSURE OF FUND EXPENSES: We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. This table illustrates your Fund's costs in two ways:

ACTUAL FUND RETURN: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return for the past six month period, the "Expense Ratio" column shows the period's annualize expense ratio, and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN: This section is intended to help you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the SEC requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expense shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) and redemption fees, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher.

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT                    EXPENSES
                                       VALUE        VALUE         EXPENSE   PAID DURING
                                      12/01/06     05/31/07       RATIO(1)    PERIOD(2)
                                     ----------   ----------     ---------   ----------
GROWTH FUND
  ACTUAL FUND RETURN
   Distributor Class ...............   $1,000     $1,082.60         1.35%        $7.01
   Institutional Class..............    1,000      1,084.20         1.10%         5.72

  HYPOTHETICAL 5% RETURN
   Distributor Class ...............   $1,000     $1,018.20         1.35%        $6.79
   Institutional Class..............    1,000      1,019.45         1.10%         5.54

MID-CAP GROWTH FUND
  ACTUAL FUND RETURN
   Institutional Class .............   $1,000     $1,114.70         0.98%        $5.17

  HYPOTHETICAL 5% RETURN
   Institutional Class .............   $1,000     $1,020.04         0.98%        $4.94

ATLANTIC WHITEHALL FUNDS TRUST
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

--------------------------------------------------------------------------------

                                     BEGINNING      ENDING
                                      ACCOUNT      ACCOUNT                    EXPENSES
                                       VALUE        VALUE         EXPENSE   PAID DURING
                                      12/01/06     05/31/07       RATIO(1)    PERIOD(2)
                                     ----------   ----------     ---------   ----------

MULTI-CAP GLOBAL VALUE FUND
  ACTUAL FUND RETURN
   Institutional Class .............   $1,000      $1,188.00        1.30%       $7.09

  HYPOTHETICAL 5% RETURN
   Institutional Class .............   $1,000      $1,018.45        1.30%       $6.54

INTERNATIONAL FUND
  ACTUAL FUND RETURN
   Institutional Class .............   $1,000      $1,122.60        1.43%       $7.57

  HYPOTHETICAL 5% RETURN
   Institutional Class..............   $1,000      $1,017.80        1.43%       $7.19

EQUITY INCOME FUND
  ACTUAL FUND RETURN
   Institutional Class..............   $1,000      $1,124.10        1.07%       $5.67

  HYPOTHETICAL 5% RETURN
   Institutional Class ............    $1,000      $1,019.60        1.07%       $5.39

(1)  Annualized, based on the Fund's most recent fiscal half-year expenses.
(2) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

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
--------------------------------------------------------------------------------
     ATLANTIC WHITEHALL FUNDS TRUST

     An investment in shares of the Trust is neither insured nor guaranteed by the FDIC or the U.S. Government. Shares of the Trust are not deposits or obligations of, or guaranteed or endorsed by, Atlantic Trust Group, Inc. its subsidiaries or affiliates, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency, and may involve investment risk, including the possible loss of principal.

     The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The views contained herein are subject to change at any time based on market and other conditions.

     PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
--------------------------------------------------------------------------------

ATLANTIC WHITEHALL
FUNDS TRUST

BOARD OF TRUSTEES

Pierre de St. Phalle, Chairman*

Susan V. Machtiger, Trustee*

Tracy L. Nixon, Trustee*

John R. Preston, Trustee*

Jeffrey S. Thomas, Trustee

--------------------------------------

OFFICERS

Jeffrey S. Thomas, President & Chief
                   Executive Officer

Robert B. Saccone, Vice President & Assistant Treasurer

Kenneth Kozanda, Treasurer & Chief Financial Officer

Gabrielle Bailey, Secretary & Chief Legal Officer

Gregory Campbell, Chief Compliance Officer & Assistant Secretary

*    Non Affiliated Trustee

INVESTMENT ADVISOR
Stein Roe Investment Counsel, Inc.
1330 Avenue of the Americas
30th Floor
New York, NY 10019

ADMINISTRATOR
PFPC Inc.
4400 Computer Drive
Westborough, MA 01581

DISTRIBUTOR
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406

CUSTODIAN
State Street Bank and Trust Company
150 Newport Avenue
North Quincy, MA 02171

COUNSEL
Dechert LLP
1775 I Street, NW
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

                            ATLANTIC WHITEHALL FUNDS
                                ---------------


           50 Rockefeller Plaza, 15th Floor o New York, NY 10020-1605
                  800 994 2533 o www.atlanticwhitehallfunds.com

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

    (a)(1) Not applicable.

    (a)(2) Certifications  pursuant  to Rule  30a-2(a)  under the 1940 Act and
           Section  302 of the  Sarbanes-Oxley  Act of 2002 are attached hereto.

    (a)(3) Not applicable.

    (b)    Certifications  pursuant  to Rule  30a-2(b)  under the 1940 Act and
           Section  906 of the  Sarbanes-Oxley  Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) ATLANTIC WHITEHALL FUNDS TRUST

By (Signature and Title)*  /S/ JEFFREY S. THOMAS
                         -------------------------------------------------------
                          Jeffrey S. Thomas, Chief Executive Officer
                          (principal executive officer)

Date AUGUST 2, 2007
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /S/ JEFFREY S. THOMAS
                         -------------------------------------------------------
                          Jeffrey S. Thomas, Chief Executive Officer
                          (principal executive officer)

Date AUGUST 2, 2007
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ KENNETH KOZANDA
                         -------------------------------------------------------
                          Kenneth Kozanda, Chief Financial Officer
                          (principal financial officer)

Date AUGUST 2, 2007
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.